EXHIBIT 10.18


                             CONFIDENTIAL TREATMENT

Portions of this Exhibit (Exhibit 10.18) have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission (the "Commission"). The omitted portions, which are designated by asterisks (* * *), were filed separately with the Commission.


                                Master Agreement


                                       for


                              Products and Services


                                     between


                              SBC Operations, Inc.



                       [GRAPHIC OMITTED][GRAPHIC OMITTED]



                                       and


                              Innotrac Corporation

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]



                                Agreement Number:

                                    99006677



                             PROPRIETARY INFORMATION
    The information contained herein is for use by authorized employees of SBC Operations, Inc., and Affiliates and Innotrac Corporation only and is not for general distribution within those companies or for distribution outside those companies except by written agreement.

                                                       Agreement Number 99006677


                                      TABLE OF CONTENTS

SECTION                    TITLE                                                     PAGE
--------------------------------------------------------------------------------------------

Article A                  Preamble                                                  a-1

Article B                  General Provisions                                        b-1

Article C                  Products                                                  N/A

Article D                  Services                                                  d-1

                           Signature Page                                            1 page

Exhibit A                  Executive Orders and Associated Regulations               3 pages

Exhibit B                  Prime Supplier MBE/WBE/DVBE                               4 pages
                           Participation Plan

Exhibit B-1                Southwestern Bell Telephone MBE/WBE/DVBE                  2 pages
                           Quarterly Results Report

Exhibit B-2                Pacific Bell MBE/WBE/DVBE                                 2 pages
                           Quarterly Results Report

Exhibit B-3                Southern New England Telecommunications                   2 pages
                           MBE/WBE/DVBE Quarterly Results Report

Exhibit C                  Electronic Data Interchange (EDI)                         3 pages

Exhibit D                  Sample Schedule                                           3 pages

Exhibit E                  Pricing Agreement                                         3 pages

Exhibit F                  Worker Agreement                                          3 pages


                                  Table of Contents - Page i

                                                       Agreement Number 99006677


                                    Article A
                                    Preamble
Table of Contents - Article A
   A-1.     Background...................................................a-1
   A-2.     Term.........................................................a-2
   A-3.     Scope of Agreement...........................................a-2



                           Table of Contents - Page ii

                                                       Agreement Number 99006677


                                Master Agreement
                                       for
                              Products and Services

                                    ARTICLE A
                                    PREAMBLE

This agreement ("Agreement"), effective July 1, 1999 ("effective date"), is between Innotrac Corporation, a Georgia corporation ("Supplier") and SBC Operations, Inc., a Delaware corporation ("Buyer").

Buyer and Supplier, intending to be legally bound, agree as follows:

     A-1. Background

Buyer offers various services to its customers including Caller ID service (which enables a customer to receive a display of the calling party's name and telephone number when receiving an incoming call) and Custom Calling Services (such as three-way calling, call waiting, etc.). In the support of these services, Buyer also offers equipment to its customers; this equipment includes, but is not limited to, various telephone sets and adjunct devices (collectively: customer premise equipment ("CPE")).

Supplier offers various products and/or services that could support Buyer in offering various products and/or services to Buyer's customers. These products and/or services include such things as CPE, fulfillment services (including customer service support), and/or sales agency programs (to help facilitate the sale of various products and/or services to Buyer's customers).

This Agreement sets forth the terms and conditions under which Supplier will provide products to Buyer or Buyer's customers and/or services to Buyer or Buyer's customers.

This Agreement is organized as follows:

     a. This section, Article A, provides background information and basic terms that apply to all business conducted under this Agreement.

     b. Article B contains general provisions that apply to all business conducted under this Agreement.

     c. Article C contains specific provisions that apply to goods, i.e., CPE. In cases where Supplier is not providing goods as either a manufacturer or the agent of a manufacturer, the provisions of Article C will not apply. As such, if Buyer does not anticipate obtaining products from Supplier under this Agreement, Article C may be omitted.

                              Article A - Page a-1

                                                       Agreement Number 99006677


     d. Article D contains specific provisions that apply to services, e.g., fulfillment services or sales agency campaigns. In cases where Supplier is not providing services directly to Buyer or Buyer's customers, the provisions of Article D will not apply. As such, if Buyer does not anticipate obtaining services directly from Supplier under this Agreement, Article D may be omitted.

     A-2. Term


The term of this Agreement shall commence on the effective date and, unless sooner canceled or terminated as provided herein, shall remain in full force and effect for an initial term of five (5) years following the effective date and thereafter until canceled or terminated as provided herein.

     A-3. Scope of Agreement


Subject to the Terms and  Conditions of this  Agreement  including all Articles,
Exhibits and separately executed schedules (A Sample Schedule is provided at Exhibit D) ("Schedules"), Supplier shall provide to Buyer or Buyer's customers such goods, including CPE ("Products"), and services to Buyer or Buyer's customers, including fulfillment services and sales agency campaigns ("Services"), as described herein, as are ordered by Buyer ("Orders"), and such other Products and Services as the parties may agree to include hereunder, during the term of this Agreement.

                              Article A - Page a-2

                                                       Agreement Number 99006677

                                                     Article B
                                                General Provisions
   Table of Contents - Article B
   B-1.     Account Managers...........................................................................b-1
   B-2.     Affiliate..................................................................................b-1
   B-3.     Amendments and Waivers.....................................................................b-1
   B-4.     Assignment.................................................................................b-2
   B-5.     Buyer's Remorse............................................................................b-2
   B-6.     Cancellation and Termination...............................................................b-2
   B-7.     Changes and Suspensions....................................................................b-4
   B-8.     Complaints - Executive.....................................................................b-4
   B-9.     Compliance With Laws.......................................................................b-4
   B-10.    Conflict of Interest.......................................................................b-5
   B-11.    Construction and Interpretation............................................................b-5
   B-12.    Customer Contact...........................................................................b-6
   B-13.    Dispute Resolution.........................................................................b-6
   B-14.    Electronic Data Interchange ("EDI")........................................................b-7
   B-15.    Entire Agreement...........................................................................b-7
   B-16.    Ethical Relationships......................................................................b-8
   B-17.    Force Majeure..............................................................................b-8
   B-18.    Fraud -Slamming & Cramming.................................................................b-9
   B-19.    Governing Law..............................................................................b-9
   B-20.    Headings...................................................................................b-9
   B-21.    Independent Contractor.....................................................................b-9
   B-22.    Information -Buyer's......................................................................b-11
   B-23.    Information -Customer.....................................................................b-11
   B-24.    Information -Supplier's...................................................................b-13
   B-25.    Insurance.................................................................................b-14
   B-26.    Intellectual Property.....................................................................b-15
   B-27.    Invoicing & Payment.......................................................................b-15
   B-28.    Liability.................................................................................b-17
   B-29.    MBE/WBE/DVBE..............................................................................b-17
   B-30.    MBE/WBE/DVBE Participation Plans and Reports..............................................b-19
   B-31.    Most Favored Customer.....................................................................b-19
   B-32.    Nonexclusive Agreement....................................................................b-20
   B-33.    Non-Intervention..........................................................................b-20
   B-34.    No Third Party Beneficiaries..............................................................b-20
   B-35.    Notices...................................................................................b-20
   B-36.    Order of Precedence.......................................................................b-22
   B-37.    Publicity.................................................................................b-22

                                        Table of Contents - Page iii

                                                       Agreement Number 99006677

   B-38.    Records and Audits........................................................................b-22
   B-39.    Releases Void.............................................................................b-23
   B-40.    Remedies Cumulative.......................................................................b-23
   B-41.    Severability..............................................................................b-23
   B-42.    Subcontracting............................................................................b-24
   B-43.    Survival..................................................................................b-24
   B-44.    Time......................................................................................b-24
   B-45.    Work Done By Others.......................................................................b-24

                                        Table of Contents - Page iv

                                                       Agreement Number 99006677


                                Master Agreement
                                       for
                              Products and Services

                                    ARTICLE B

                               GENERAL PROVISIONS

Article B contains general provisions that apply to all business conducted under this Agreement.

     B-1. Account Managers

Supplier will establish account team managers who will be available to Buyer via dedicated telephone number and pager.

     B-2. Affiliate


     a. Supplier agrees that an Affiliate may issue Schedules or place Orders with Supplier which incorporate the terms and conditions of this Agreement, and that the term "Buyer" shall be deemed to refer to an Affiliate when an Affiliate places an Order with Supplier incorporating the terms and conditions of this Agreement. An Affiliate will be responsible for its own obligations, including but not limited to, all charges incurred in connection with such Order and by placing such Order an Affiliate agrees to be bound by the terms and conditions of this Agreement and shall comply therewith. The parties agree that nothing in this Agreement will be construed as requiring Buyer to indemnify Supplier, or to otherwise be responsible, for any acts or omissions of an Affiliate, nor shall anything in this Agreement be construed as requiring an Affiliate to indemnify Supplier, or to otherwise be responsible, for the acts or omissions of Buyer.

     b. The parties agree that the term "Affiliate" includes:(i) a company, whether incorporated or not, which owns, directly or indirectly, a majority interest in either party (a "parent company"), and (ii) a company, whether incorporated or not, in which a 5% or greater interest is owned, either directly or indirectly, by: (a) a party to this Agreement, or (b) a parent of a party to this Agreement.

     B-3. Amendments and Waivers

This Agreement may be amended or modified only by a written instrument signed by the authorized representatives of both parties. No course of dealing or failure of either party to strictly enforce any term, right or condition of this Agreement shall be construed as a general waiver or relinquishment of such term, right or condition. Waiver by either party of any default shall not be deemed a waiver of any other default.


                              Article B - Page b-1

                                                       Agreement Number 99006677

     B-4. Assignment

Except as otherwise provided by law, neither party hereto may assign, subcontract or otherwise transfer its rights or obligations under this Agreement except with the prior written consent of the other party hereto, which consent will not be unreasonably withheld; provided, however: Buyer will have the right to assign this Agreement to any present or future affiliate, subsidiary or parent corporation of Buyer, without securing the consent of Supplier and may grant to any such assignee the same rights and privileges Buyer enjoys hereunder; and Supplier will have the right to assign this Agreement to its successor in the event of a merger, acquisition or sale of all its assets, without securing the consent of Buyer and may grant to any such assignee the same rights and privileges Supplier enjoys hereunder. Any attempted assignment not assented to in the manner prescribed herein, except an assignment confined solely to money due or to become due, will be void. It is expressly agreed that any assignment of money will be void if: (a) Supplier fails to give Buyer at least thirty (30) days prior written notice thereof, or (b) such assignment imposes or attempts to impose upon Buyer additional costs or obligations in addition to the payment of such money, or (c) denies, alters or attempts to alter any of Buyer's rights. Without limiting the generality of the foregoing provisions, in whole or in part, Supplier may assign its right to receive money due or to become due to subcontractors to whom it subcontracts in accordance with the "Subcontracting" clause of this Agreement.

     B-5. Buyer's Remorse

Buyer's customers will have the right, at their discretion, to return the Product(s) to Supplier or Supplier's approved subcontractor within thirty (30) days of receipt of the Product(s) ("buyer's remorse").

     B-6. Cancellation and Termination

     a.   Cancellation of Agreement and/or Schedules and/or Orders for Default

If Supplier is in default of any of its material obligations under this Agreement or applicable Schedules or Orders and such default continues for ten
(10) days after written notice thereof is given by Buyer, or such longer period of time, not to exceed thirty (30) days, as specified by Buyer when such default is of a nature that it can not be reasonably cured within such ten (10) day period, then in addition to all other rights and remedies, at law or in equity, Buyer may cancel this Agreement and/or any Schedules and/or Orders, and/or reject any Products which may be affected by such default, without any obligation or liability on the part of Buyer whatsoever.


     b.   Termination of Agreement for Convenience

                              Article B - Page b-2

                                                       Agreement Number 99006677

          (i) Either Supplier or Buyer may terminate this Agreement for the convenience of the party terminating the Agreement upon sixty (60) days prior written notice to the other setting forth the effective date of such termination; provided, however, that no such termination shall be effective prior to the expiration of the initial term of this Agreement.

          (ii) During the initial term of this Agreement, either Supplier or Buyer may terminate this Agreement for the convenience of the party terminating the Agreement in whole or in part at any time upon at least one hundred twenty
(120) days prior written notice to the other setting forth the effective date of such termination.

     c.   Termination of Schedules and/or Orders for Convenience

Buyer may at any time terminate for the convenience of Buyer any Schedule and/or Order in whole or in part upon written notice to Supplier; such termination to be effective upon receipt of such written notice by Supplier.

     d.   Termination Charges

In the event Buyer terminates this Agreement or any Schedule and/or Order as provided above, Supplier shall be entitled to reasonable termination charges consisting of its actual and direct costs incurred to provide the Products and/or Services ordered by Buyer but no more than a percentage of the work performed or Products delivered prior to termination, minus salvage or resale value of the work terminated. If requested, Supplier agrees to substantiate such costs with proof satisfactory to Buyer. In no event shall the termination charges on any Schedule or Order hereunder exceed the Schedule or Order price. No termination charges shall apply to Products not specially manufactured for Buyer pursuant to any Schedule or Order which is terminated at least sixty (60) days prior to the required delivery date. Buyer shall not be responsible for any work performed nor for any costs incurred by Supplier, Supplier's Suppliers, or Supplier's subcontractors after Supplier has received the Notice of Termination. After the receipt of Buyer's payment for any such terminated services, Supplier shall deliver the physical embodiments, if any, of such Services which have been completed up to the date of Buyer's termination. The foregoing termination charges state the entire liability of Buyer for termination for the convenience of Buyer by Buyer of any Schedule or Order hereunder.

     e.   Partial Cancellation and Termination of Schedules and/or Orders

Where a provision of this Agreement or the applicable Laws and Regulations permit Buyer to cancel or terminate a Schedule or an Order, such cancellation or termination may, at Buyer's option, be either complete or partial. In the case of a partial cancellation or termination Buyer may, at its option, accept a portion of the Products or Services covered by a Schedule or an Order and pay Supplier for such Products or Services at the unit prices set forth in such Schedule or Order. The right to cancel a Schedule or an Order shall also include the right to cancel any other related Schedule or Order.

                              Article B - Page b-3

                                                       Agreement Number 99006677

     f. The cancellation or termination of this Agreement shall not affect the obligations of either party to the other party pursuant to any Schedule or Order previously executed hereunder, and the terms and conditions of this Agreement shall continue to apply to such Schedule or Order as if this Agreement had not been terminated or canceled.

     B-7. Changes and Suspensions

     a. Buyer may, prior to Supplier's complete delivery of the Products or Services under any Schedule or Order, make changes within the general scope of such Schedule or Order, including changes to quantities, drawings, designs or specifications. In addition, Buyer may, by notice to Supplier, suspend, in whole or in part, the delivery of Products and the performance of Services. If Buyer directs any such change or suspension, the parties shall agree upon any necessary adjustments in prices and/or dates and Buyer shall issue a revised Schedule or Order reflecting such adjustments.

     b. Supplier may not, without Buyer's prior written consent, make any changes whatsoever with respect to the Products or Services specified in any Schedule or Order.

     B-8. Complaints - Executive

Executive customer complaints are complaints received by Buyer's corporate executives (district level or above). Executive customer complaints include complaints received indirectly through the regulatory complaint process. Supplier shall respond to each executive customer complaint within twenty-four
(24) hours of receipt. Additionally, Supplier shall provide to Buyer an analysis of the root cause of these complaints as well as a recovery plan outline.

     B-9. Compliance With Laws

Supplier shall comply with the provisions of the Fair Labor Standards Act, the Occupational Safety and Health Act and all other applicable federal, state, county and local laws, ordinances, regulations and codes, including, but not limited to, the procurement of permits, certificates, approvals, inspections and licenses when needed, in the performance of this Agreement. Supplier further agrees during the term hereof to comply with all applicable Executive and Federal regulations as set forth in Exhibit A ("Executive Orders and Associated Regulations"); where applicable, and as used in Exhibit A, "Contractor" shall mean Supplier. Supplier shall defend, indemnify and hold Buyer harmless from and against any actual loss, damage, liability or expenses (including reasonable attorneys' fees and court costs) that may be sustained by reason of Supplier's failure to comply herewith.


                              Article B - Page b-4

                                                       Agreement Number 99006677

     B-10.     Conflict of Interest

     a. This Agreement is intended to secure to Buyer Supplier's assistance and cooperation and shall operate to preclude Supplier from selling Products or performing Services for others during the term of this Agreement which, in Buyer's reasonable judgment, would aid others in directly competing with Buyer and thus result in a conflict of interest with the contractual relationship represented by this Agreement. In the event that Supplier undertakes such Product sales or Service performance, Supplier shall promptly notify Buyer in writing, and Buyer may, at its option, terminate this Agreement immediately. It is agreed that Supplier may otherwise sell Products to, or perform Services for, others during the term of this Agreement.

     b. Supplier represents and agrees that it does not provide interexchange telecommunications service and will not provide such service during the term of this Agreement. Supplier further represents that it is not a reseller of telecommunications service. Should Supplier or an affiliate begin to provide interexchange service or become a reseller of telecommunications service during the term of this Agreement. In the event that Supplier undertakes such Product sales or Service performance, Supplier shall promptly notify Buyer in writing and Supplier will be provided an opportunity to terminate such service in order to enjoy the benefits of this Agreement, and, by failing to do so, Buyer shall be entitled to terminate this Agreement immediately.

     c. Supplier represents and warrants that no officer, director, employee or agent of Buyer has been or will be employed, retained or paid a fee, or otherwise has received or will receive any personal compensation or consideration, by or from Supplier or any of Supplier's officers, directors, employees or agents in connection with the obtaining, arranging or negotiation of this Agreement or other documents or agreements entered into or executed in connection herewith.

     B-11.     Construction and Interpretation

The language in all parts of this Agreement shall in all cases be construed simply, as a whole and in accordance with its fair meaning and not strictly for or against any party. The parties hereto acknowledge and agree that this Agreement has been prepared jointly by the parties and has been the subject of arm's length and careful negotiation, that each party has been given the opportunity to independently review this Agreement with legal counsel and other consultants, and that each party has the requisite experience and sophistication to understand, interpret and agree to the particular language of the provisions hereof. Accordingly, in the event an ambiguity arises in the interpretation or application of this Agreement, the ambiguity shall not be interpreted or construed against either party.

                              Article B - Page b-5

                                                       Agreement Number 99006677

     B-12.     Customer Contact

     a. Contact by Supplier of Buyer's customers in any form, including but not limited to face-to-face contact, telephone contact, e-mail contact and written contact (individually and collectively: "contact"), shall be only as set forth in this Agreement.

     b. Prior to Supplier, or Supplier's subcontractor, if any, initiating contact (outbound calling only) with Buyer's customers pursuant to this Agreement, Supplier must submit a script, creative media or recital, as applicable, that specifically states what will be said during the contact with Buyer's customer. Written approval of the script, creative media or recital, which will not be unreasonably withheld, must be obtained prior to the customer contact being initiated (outbound calling only).

     c. Supplier, or Supplier's subcontractor, if any, shall not change or otherwise deviate from the approved script, creative media or recital without the prior written approval of Buyer.

     d. Supplier shall ensure that all employees and the employees of sub-contractors, if any, who have any direct contact with Buyer's customers under this Agreement complete and sign the Worker Agreement (Exhibit F) prior to such contact under this Agreement.

     e. Except as specifically authorized by this Agreement, Supplier shall not contact Buyer's customers directly for the purpose of selling Products or Services similar to those covered under this Agreement. Unless otherwise agreed to by Buyer in writing, all such sales will be covered under this Agreement as if made by Buyer and the file containing the details of the sale will be sent to Buyer and processed accordingly.

     f. Failure on the part of Supplier, or Supplier's subcontractors, if any, to comply with this provision will be considered a material breach of this Agreement and Buyer may, in addition to remedies available under this Agreement and in-law, immediately cancel this Agreement and/or the governing Schedule for default.

     B-13.    Dispute Resolution

     a. The parties will attempt in good faith to promptly resolve any controversy or claim arising out of or relating to this Agreement through negotiations between key representatives of the parties before resorting to other remedies available to them.

     b. If a controversy or claim should arise that is not settled as specified in paragraph a. above, representatives of each party who are authorized and empowered to resolve the controversy or claim will meet at a location designated by Buyer, at least once, and attempt to resolve the matter. Either party may request this meeting and the parties agree to meet within fourteen (14) days of such request or as mutually agreed.


                              Article B - Page b-6

                                                       Agreement Number 99006677

     c. If more than one meeting is held between the representatives of each party, the meetings shall be held in rotation at the offices of Supplier and Buyer.

     d. Unless the parties otherwise agree, if the matter has not been resolved within twenty-one (21) days of the first meeting, the representatives shall refer the matter to senior executives who shall have full authority to settle the dispute. The senior executives will meet for negotiations within fourteen
(14) days of the end of the twenty-one (21) day period referred to above, at a site designated by Buyer. Three (3) business days prior to this scheduled meeting, the parties shall exchange memoranda stating the issue(s) in dispute and their positions, summarizing the negotiations which have taken place, and attaching relevant documents.

     e. If more than one meeting is held between the senior executives, the meetings shall be held in rotation at the offices of Supplier and Buyer.

     f. If the matter has not been resolved within thirty (30) days of the first meeting of the senior executives (which period may be extended by mutual agreement), the parties will attempt in good faith to resolve the controversy or claim in accordance with the American Arbitration Association's rules for Mediation of Business Disputes.

     B-14.    Electronic Data Interchange ("EDI")

Each party hereto may electronically transmit or receive Orders, acknowledgments, invoicing, payment or other documents ("Data") mutually agreed to by the parties, pursuant to Exhibit C ("EDI") of this Agreement. The parties agree that Data mechanically stored by either party in the course of business shall constitute acceptable documentation of the contents of the Data electronically transmitted by the originating party.

     B-15.    Entire Agreement

     a. Acceptance of this Agreement, and all resulting Schedules and Orders including EDI Orders executed in accordance with the "Electronic Data Interchange" clause of this Agreement, with respect to the subject matter to purchase by acknowledgment, shipment or other performance will be unqualified, unconditional and subject and expressly limited to the terms and conditions of this Agreement. All previous offers by Supplier are hereby rejected and Buyer will not be bound by terms additional to or different from those contained herein that may appear in Supplier's quotation, acknowledgment, invoice or in any other communication from Supplier, unless such terms are expressly agreed to in a written instrument signed by Buyer. Acceptance of Products or Services, payment or any inaction by Buyer will not constitute Buyer's consent to or acceptance of any such additional or different terms, nor will estimates furnished by Buyer constitute commitments. The provisions of this Agreement supersede all prior oral and written quotations, communications, agreements and understandings of the parties, if any, with respect to the subject matter hereof.

                              Article B - Page b-7

                                                       Agreement Number 99006677

     b. The terms contained in this Agreement and any Schedules or Orders including EDI Orders executed in accordance with the "Electronic Data Interchange" clause of this Agreement, including all exhibits and subordinate documents attached to or referenced in this Agreement or any Schedules or Orders, will constitute the entire agreement between Supplier and Buyer with regard to the subject matter hereof and supersede all prior oral and written communications, agreements and understandings of the parties, if any, with respect hereto.

     B-16.    Ethical Relationships

Supplier understands that Buyer has a corporate policy prohibiting receipt of money, loans, gifts and entertainment. Acceptance of an occasional and customary meal, refreshment, or other hospitality generally is not prohibited. This policy extends to Buyer's employees and their immediate families.

     B-17.    Force Majeure

     a. Neither party shall be deemed in default of this Agreement or any Schedule or Order to the extent that any delay or failure in the performance of its obligations results from any Force Majeure. A Force Majeure condition is understood to exist when any cause occurs that is beyond the reasonable control of the affected party and without its fault or negligence, such as acts of God, acts of civil or military authority, embargoes, epidemics, war, riots, insurrections, fires, explosions, earthquakes, floods, unusually severe weather conditions, strikes, or failure or malfunction of computer equipment, software or communication circuits.

     b. If any Force Majeure condition occurs, Supplier shall give immediate notice to Buyer and Buyer may, subject to the further provisions of this sub-paragraph, elect to either: (i) terminate the affected Schedule(s) or Order(s) or any part thereof, (ii) suspend the affected Order(s) or any part thereof for the duration of the Force Majeure condition, with the option to obtain elsewhere Services to be furnished under such Schedule(s) or Order(s) and deduct from any commitment under such Schedule(s) or Order(s) the quantity of the Services obtained or for which commitments have been made elsewhere, or
(iii) resume performance under such Schedule(s) or Order(s) once the Force Majeure condition ceases, with an option in Buyer to extend any affected delivery or performance date up to the length of time the Force Majeure condition endured, provided, however, that Supplier shall be entitled to provide like replacement Products or Services which are of comparable quality and at a cost not to exceed that provided in the affected Schedule(s) or Order(s). Unless Buyer gives written notice within thirty (30) days after being notified of the Force Majeure condition, option (ii) shall be deemed selected.


                              Article B - Page b-8

                                                       Agreement Number 99006677

     B-18.    Fraud - Slamming & Cramming

     a. Supplier agrees to take necessary steps to ensure employees or subcontractors are not involved in fraudulent practices, including, but not limited to, cramming or slamming.

          (i) cramming occurs when charges for products or services a customer has not ordered or may not have ever received appear on their bill.

          (ii) slamming is the unauthorized and illegal changing of a customer's
telecommunications   service  provider  without  the  customer's   knowledge  or
permission. It can affect local and long-distance service provider choices.

     b. In addition to all other remedies available under this Agreement and in-law, Buyer reserves the right to require the immediate termination of any subcontractor Supplier retains who does not follow these anti-fraud provisions.

     B-19.    Governing Law

     a. THIS AGREEMENT AND PERFORMANCE HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MISSOURI EXCLUSIVE OF ITS CHOICE OF LAWS PROVISIONS, UNLESS AN AFFILIATE ISSUES A SCHEDULE OR PLACES AN ORDER UNDER THIS AGREEMENT, IN WHICH CASE THE GOVERNING LAW FOR SUCH SCHEDULE OR ORDER SHALL BE THE LAW OF THE STATE IN WHICH SUCH AFFILIATE HAS ITS PRINCIPAL PLACE OF BUSINESS.

     b. IF A DISPUTE ARISES AND THE MATERIAL FACTS AFFECT SCHEDULES AND/OR ORDERS SUBMITTED BY MORE THAN ONE COMPANY, THE GOVERNING LAW SHALL BE MISSOURI

     B-20.    Headings

Article, Exhibit, clause, section, or paragraph headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     B-21.    Independent Contractor

Supplier hereby represents and warrants to Buyer that:

     a. Supplier is engaged in an independent business and will perform all obligations under this Agreement as an independent contractor and not as the agent or employee of Buyer;

                              Article B - Page b-9

                                                       Agreement Number 99006677

         b. Supplier's personnel performing under this Agreement shall be considered solely the employee personnel of Supplier and not employees or agents of Buyer;

         c. Supplier has and retains the right to exercise full control of and supervision over the performance and full control over the employment, direction, assignment, compensation, and discharge of all personnel performing under this Agreement;

         d. Supplier is solely responsible for all matters relating to the payment of compensation, including payment of premium pay for overtime, of all Supplier's personnel who perform under this Agreement. Supplier will pay all employee compensation and related taxes and benefits from its own accounts, without regard to any dispute concerning Buyer's liability for payment to Supplier under any invoice related to any performance under this Agreement by Supplier;

     e. Supplier is solely responsible for all matters relating to compliance with all employer obligations to withhold employee taxes, pay employee and employer taxes, and file payroll tax returns and information returns under local, state, and federal income tax laws, unemployment compensation insurance and state disability insurance tax laws, and social security and Medicare tax laws, and all other payroll tax laws or similar laws (all collectively hereinafter referred to as "payroll tax obligations") with respect to all Supplier personnel performing under this Agreement. If any federal, state, or local authority, including but not limited to any taxing authority, may claim that Buyer or any subsidiary of Buyer is or may be liable on account of any payroll, payroll tax, or benefit plan obligations, including the payment of interest or penalties, with respect to any such Supplier personnel, then Supplier shall:

          (i) cooperate fully in Buyer's defense of such claim;

          (ii) disclose its income tax returns, payroll tax returns, information returns and transmittals, and associated payment deposits records, canceled checks and instruments, and other such documents reasonably necessary to enable Buyer to perfect its defense of such claims;

          (iii) execute and deliver such powers of attorney or other consents as may be necessary to enable Buyer to obtain copies of such returns and other documents from the taxing and other authorities that are appropriate or helpful in order to prove compliance with tax and other legal requirements; and

          (iv) indemnify and hold Buyer harmless from any cost, loss, damage or expense, including taxes as well as any interest or penalties.

     f. Supplier is and will respond as the employer of all Supplier personnel, exclusive of Buyer, for purposes of any federal, state, or local taxes, benefits and unemployment insurance law. Supplier will indemnify and hold Buyer harmless from any claim that Buyer's reserve account should be taxed to provide unemployment compensation to any Supplier personnel or former Supplier personnel based upon performance provided to Buyer under this Agreement;

                             Article B - Page b-10

                                                       Agreement Number 99006677

     g. If any of Supplier's personnel make a claim for employee benefits under any Buyer employee benefit plan or for workers' compensation against Buyer, then Supplier will indemnify and hold harmless Buyer from any such claim, including any and all costs and expenses, including interest and penalties;

     h. Supplier's employee benefit plans and self-employed benefit plans will credit Supplier's personnel for all time worked on Buyer assignments and all compensation earned on Buyer assignments for plan participation purposes, vesting purposes, and benefit accrual purposes, on the same basis as they credit time worked on other assignments; and

         i. Supplier will be responsible for its own acts and those of Supplier's personnel during the performance of Supplier's obligations under this Agreement.

     B-22.    Information - Buyer's

     a. For the purposes of this clause, "Information - Buyer's," "Information" includes, but is not limited to: all proposals, research, records, reports, recommendations, manuals, findings, evaluations, forms, reviews, information, or other material or data originated or prepared by Supplier in the performance hereunder. Except as otherwise provided herein, title to all Information shall be in Buyer. Except as otherwise provided herein, no licenses or rights to any Information are granted to Supplier hereunder.

     b. All copies of such Information, in written, graphic or other tangible form, shall be returned to Buyer at Buyer's request. Unless such information was previously known to Supplier free of any obligation to keep it confidential, or has been or is subsequently made public by Buyer or a third party, it shall be kept confidential by Supplier, shall be used only in performing under this Agreement, and may not be used for other purposes except such terms as may be agreed upon between Supplier and Buyer in writing. Upon the cancellation or termination of this Agreement, Supplier shall promptly deliver to Buyer all information furnished to Supplier by Buyer in connection with performance under this Agreement.

     B-23.    Information - Customer

         a. For the purposes of this clause, "Information - Customer," "Customer Information" includes, but is not limited to: customer name, address, phone number, information concerning a customer's calling patterns, unlisted customer


                             Article B - Page b-11

                                                       Agreement Number 99006677

numbers, aggregate customer data with individual identifying information deleted, and "customer proprietary network information" which includes information available to Buyer by virtue of the Buyer's relationship with its customers as a provider of telecommunications service and may include: the quantity, technical configuration, location, type, destination, amount of use of telecommunications service subscribed to, and information contained on the telephone bills of Buyer's customers pertaining to telephone exchange service or telephone toll service received by a customer of Buyer. Except as provided herein, title to all Customer Information shall be in Buyer. Except as otherwise provided herein, no license or rights to any Customer Information are granted to Supplier hereunder.

     b. Supplier acknowledges that Customer Information received may be subject to certain privacy laws and regulations and requirements of Buyer. Such Customer Information is to be considered private, sensitive and confidential. Accordingly, with respect to Customer Information, Supplier agrees to comply with all applicable "customer proprietary network information" restrictions of the Telecommunications Act (47 U.S.C. Section 222) and, for Buyer's customers residing in California, the Constitution of California (Article I, Section 1), the California Public Utilities Code (Sections 2891 - 2894), and General Order 107-B of the California Public Utilities Commission. Accordingly, Supplier will:

          (i) not use any "customer proprietary network information" to market or otherwise sell Products to Buyer's customers.

          (ii) make no disclosure of Customer Information to any party other than Buyer, except to the extent necessary for the performance of Services for Buyer;

          (iii) not incorporate any Customer Information into any database other than in a database maintained exclusively for the storage of Buyer's Customer Information;

          (iv) not incorporate any data from any of Supplier's other customers, including other Affiliates of Buyer, into Buyer's customer database;

          (v) make no use whatsoever of any Customer Information for any purpose except to comply with the terms of this Agreement;

          (vi) make no sale, license o lease of Customer Information to any other party;

          (vii) restrict access to Customer Information to only those employees of Supplier that require access in order to perform Services under this Agreement;


                             Article B - Page b-12

                                                       Agreement Number 99006677

          (viii) implement and comply with a data security plan, approved in advance in writing by Buyer, and other procedures as may be agreed by Buyer and Supplier relative to the security of Customer Information at all times in performing Services hereunder;

          (ix) prohibit access or use of Customer Information by any of Supplier's other customers, Supplier's affiliates, or third parties except as may be agreed otherwise by Buyer; and

          (x) promptly return all Customer Information to Buyer upon termination or cancellation of this Agreement or applicable Schedule, unless expressly agreed or instructed otherwise by Buyer.

     b. Should any Customer Information stored on Supplier's premises be rendered unusable or unfit, Supplier shall at no charge to Buyer, reconstruct the information to its condition immediately prior to the time the information was rendered unusable or unfit. Any of Buyer's information including Customer Information returned to Buyer by Supplier, upon termination or cancellation of this Agreement or Schedule must be returned in a medium that is rendered fit for use by Buyer (e.g., Buyer may instruct Supplier to download Customer Information on a magnetic tape).

     B-24.    Information - Supplier's

     a. Except as otherwise provided in this Agreement under "Information - Buyer's," for the purposes of this clause, "Information - Supplier's," "Information" includes, but is not limited to: any specifications, drawings, sketches, models, samples, tools, computer or other apparatus programs, technical or business information or data, field trials results and/or reports, written, oral or otherwise furnished to Buyer under this Agreement or in contemplation of this Agreement. Except as otherwise provided herein, title to all Information shall be in Supplier.

     b. No Information furnished by Supplier to Buyer hereunder or in contemplation hereof shall be considered to be confidential or proprietary unless it is conspicuously marked as such. If Supplier provides Buyer with any proprietary or confidential Information which is conspicuously marked as such, Buyer shall use the same degree of care to prevent its disclosure to others as Buyer uses with respect to its own proprietary or confidential Information. Notwithstanding the preceding sentences, no installation, operations, repair or maintenance Information of Supplier which pertains to the Product or Services which are the subject of this Agreement shall be considered to be proprietary or confidential, and Buyer may disclose such Information to others for the purpose of installing, operating, repairing, and maintaining the Product for which it was initially furnished.


                             Article B - Page b-13

                                                       Agreement Number 99006677


     B-25.    Insurance

     a. With respect to performance hereunder, and in addition to Supplier's obligation to indemnify, Supplier agrees to maintain, at all times during the term of this Agreement, the following minimum insurance coverage and limits and any additional insurance and/or bonds required by law:

          (i) For work performed in the United States of America, Workers' Compensation insurance with benefits afforded under the laws of the state in which the Services are to be performed and Employers Liability insurance with minimum limits of $100,000 for Bodily Injury-each accident, $500,000 for Bodily Injury by disease-policy limits, and $100,000 for Bodily Injury by disease-each employee.

          (ii) Commercial General Liability insurance with minimum limits of $2,000,000 General Aggregate limit, with a $1,000,000 each occurrence sub-limit for all bodily injury or property damage incurred in any one occurrence and $1,000,000 each occurrence sub-limit for Personal Injury and Advertising, and $2,000,000 Products/Completed Operations Aggregate limit, with a $1,000,000 each occurrence sub-limit for Products/Completed Operations. Fire Legal Liability insurance with minimum sub-limits of $300,000 are required for lease agreements.


Buyer will be named as an Additional Insured on the Commercial General Liability policy.

          (iii) If use of a motor vehicle is required, Automobile Liability insurance with minimum limits of $1,000,000 combined single limits per occurrence for bodily injury and property damage, which coverage shall extend to all owned, hired and non-owed vehicles.

     b. Buyer requires that companies affording insurance coverage have a B+ VII or better rating, as rated in the A.M. Best Key rating Guide for Property and Casualty Insurance companies, or a BBB or better rating, as rated in the Standard and Poor's rating list.

     c. A certificate of insurance stating the types of insurance and policy limits provided the Supplier must be received prior to commencement of any work. If a certificate is not received, Supplier hereby authorizes Buyer, and Buyer may, but is not required to, obtain insurance on behalf of Supplier as specified herein. Buyer will either invoice Supplier for the costs incurred to so acquire insurance or will reduce by an applicable amount any amount owed to Supplier.

     d. The cancellation clause on the certificate of insurance will be amended to read as follows:

                             Article B - Page b-14

                                                       Agreement Number 99006677


          "SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELED OR MATERIALLY CHANGED, THE ISSUING COMPANY WILL MAIL THIRTY (30) DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER."


     e. Supplier shall require all subcontractors who perform under this Agreement to maintain the same insurance as listed above.

     B-26.    Intellectual Property


Except as expressly provided herein, nothing contained in this Agreement shall be construed as conferring by implication, estoppel, or otherwise, any license or right, under any patent, trademark, service mark, tradename, copyright, or other proprietary right of Buyer and/or Supplier.

     B-27.    Invoicing & Payment


     a. Buyer shall pay Supplier according to the rates and charges stated in Exhibit E ("Pricing Agreement") of this Agreement or the applicable Schedule executed in accordance with this Agreement (A Sample Schedule is provided at Exhibit D). Supplier shall render an invoice in duplicate or by EDI, as appropriate, not later than the fifteenth (15th) day of the month for performance under each Schedule during the preceding month and for all Orders shipped in the preceding month. The invoice shall specify in detail, as applicable: (i) quantities of each Ordered item, (ii) applicable rates and charges of each Ordered item, (iii) applicable shipping and handling charges,
(iv) item model numbers, (v) applicable sales or use taxes, (vi) discounts,  and
(vii) total amount due. Supplier's invoice to Buyer will reflect deductions for Product returns as follows:


                  Reason for Return                      Product Credit     Shipping & Handling
                                                            to Buyer          Credit to Buyer
------------------------------------------------------------------------------------------------

(i)      Undeliverable, wrong address provided by
Buyer (Product returned)                                         * * *               * * *
------------------------------------------------------------------------------------------------
(ii)     Undeliverable, sent to wrong address, return
to sender (Product returned)                                     * * *               * * *
------------------------------------------------------------------------------------------------
(iii)    Undeliverable, customer refused shipment or
did not order Product                                            * * *               * * *
------------------------------------------------------------------------------------------------
(iv)     Undeliverable, three attempts                           * * *               * * *
------------------------------------------------------------------------------------------------

                                     Article B - Page b-15

                                                       Agreement Number 99006677

(v)      Undeliverable, damaged                         * * *                 * * *
------------------------------------------------------------------------------------------------
(vi)     Unit shipped by Seller did not match order
(wrong Product)                                         * * *                 * * *
------------------------------------------------------------------------------------------------
(vii)    Product not received & not returned            * * *                 * * *
------------------------------------------------------------------------------------------------
(viii)   Buyer's remorse                                * * *
------------------------------------------------------------------------------------------------

(ix)     Wrong quantity - shipping error by Supplier    * * *                 * * *

------------------------------------------------------------------------------------------------
(x)      Wrong quantity - order error by Buyer          * * *                 * * *

------------------------------------------------------------------------------------------------
(xi)     Mis-delivered - wrong address provided by      * * *                 * * *
Buyer (Product not returned)
------------------------------------------------------------------------------------------------

     b. Buyer shall pay Supplier within thirty (30) days of the date of receipt of the invoice, provided, however, payment for shortages, non-conforming Products or Services, and portions of any invoice in dispute, may be withheld by Buyer until such problem has been resolved. If Buyer disputes any invoice rendered or if Supplier disputes any amount paid, the parties shall use their best efforts to resolve such dispute expeditiously.

     c. For accrual accounting purposes, Supplier will provide to Buyer not later than the second (2nd) workday of each month an estimated invoice amount. This estimate shall separately indicate the amount due Buyer for credits, if any.

     c. Unless specifically approved in advance by Buyer, Supplier will be responsible for all charges related to expedited shipments.

     d. Supplier shall not be entitled to any other compensation of any kind whatsoever unless such compensation is approved in advance in writing by Buyer. Invoices received by Buyer more than one (1) year after the delivery of Products or performance of Services are untimely and Buyer shall have no obligation to pay such invoices.

     e. All claims for moneys due or to become due from Buyer will be subject to deduction by Buyer for any setoff or counterclaim for moneys due or become due from Supplier, whether under this Agreement or otherwise. Any amount due Buyer that is not so applied against Supplier's invoices for any reason shall be paid to Buyer by Supplier within thirty (30) days after demand by Buyer.

                             Article B - Page b-16

                                                       Agreement Number 99006677

     f. Supplier agrees to submit timely and accurate invoices to Buyer. Invoices provided under this Agreement will be managed by Supplier to a standard that ensures no more than two (2) invoice errors occur during any calendar month. Invoice errors include, but are not limited to: invoices that are submitted late, invoices that are incomplete, and each instance where an invoice contains inaccurate prices, quantities, or terms.

     B-28.    Liability

     a. Supplier shall indemnify, defend and hold harmless Buyer (including its agents, employees, officers, and directors) from and against any and all liability, actual loss, damage, court cost, reasonable attorneys' fees or other reasonable expense of any kind which arise out of any claim, demand, suit for damages, injunction or other relief, including, but not limited to: (i) injury to or death of any person, (ii) physical damage to any property, (iii) public charges and penalties, or (iv) any lien, directly caused by, resulting from or attributable to the Products or Services or the willful acts or omissions of Supplier (including any of Supplier's agents or subcontractors but excepting the active negligence or willful misconduct of Buyer or its employees) in furnishing the Products or Services hereunder. This indemnity shall survive the delivery, inspection and acceptance of the Products or Services hereunder.

     b. Supplier agrees to defend Buyer, at no cost or expense to Buyer, against any such liability, claim, demand, suit or legal proceeding. Buyer agrees to notify Supplier within a reasonable time of any written claims or demands against Buyer for which Supplier is responsible under this clause.

     c. Supplier agrees not to implead or bring any action against Buyer or Buyer's employees based on any claim by any person for personal injury or death that occurs in the course or scope of employment of such person by Supplier and that arises out of the Product or Services furnished under this Agreement.

     d. Except with respect to obligations under the clauses entitled "Customer Contact," "Information" (all "Information" clauses), "Infringement," and "Liquidated Damages," neither party shall be liable to the other for any special, indirect, incidental or consequential damages, including loss of profit.

B-29.    MBE/WBE/DVBE

     a. For Schedules or Orders under this Agreement by Pacific Bell, Pacific Bell Directory, Pacific Bell Wireless, Pacific Bell Information Services, SBC Long Distance, and any other entity operating principally in California (collectively "California Affiliates"), Minority and Women Business Enterprises (MBEs/WBEs) are defined as businesses which satisfy the requirements of subparagraph b. below and are certified as MBEs/WBEs by the California Public Utilities Commission Clearinghouse ("CPUC-certified").

                             Article B - Page b-17

                                                       Agreement Number 99006677

For Schedules or Orders under this Agreement by any entity that is not a California Affiliate, MBEs/WBEs are defined as businesses which satisfy the requirements of subparagraph b. below and are either CPUC-certified or are certified as MBEs/WBEs by a certifying agency recognized by Buyer.


     b. MBEs/WBEs must be at least fifty-one percent (51%) owned by a minority individual or group or by one or more women (for publicly-held businesses, at least fifty-one percent (51%) of the stock must be owned by one or more of those individuals), and the MBEs/WBEs' management and daily business operations must be controlled by one or more of those individuals, and these individuals must be either U.S. citizens or legal aliens with permanent residence status. For the purpose of this definition, minority group members include male or female Asian Americans, Black Americans, Filipino Americans, Hispanic Americans, Native Americans (i.e., American Indians, Eskimos, Aleuts and Native Hawaiians), Polynesian Americans, and multi-ethnic (i.e., any combination of MBEs and WBEs where no one specific group has a fifty-one percent (51%) ownership and control of the business, but when aggregated, the ownership and control combination meets or exceeds the fifty-one percent (51%) rule). "Control" in this context means exercising the power to make policy decisions. "Operate" in this context means actively involved in the day-to-day management of the business and not merely acting as officers or directors.

     c. For Schedules or Orders under this Agreement by California Affiliates, Disabled Veteran Business Enterprises (DVBEs) are defined as business concerns that satisfy the requirements of subparagraph d. below and are certified as DVBEs by the California State Office of Small and Minority Business (OSMB). The DVBE must be a resident of the State of California, and must satisfy the requirements of subparagraph d. below.

For Schedules or Orders under this Agreement by any entity that is not a California Affiliate, DVBEs are defined as any business concern that satisfies the requirements of subparagraph d. below and is either a defined DVBE for Schedules or Orders by California Affiliates, or is certified as a DVBE by a certifying agency recognized by Buyer.

     d. The DVBE must be: (i) a sole proprietorship at least fifty-one percent (51%) owned by one or more disabled veterans; or (ii) a publicly-owned business in which at least fifty-one percent (51%) of the stock is owned by one or more disabled veterans; or (iii) a subsidiary which is wholly owned by a parent corporation, but only if at least fifty-one percent (51%) of the voting stock of the parent corporation is owned by one or more disabled veterans; or (iv) a joint venture in which at least fifty-one percent (51%) of the joint venture's management and control and earnings are held by one or more disabled veterans.


                             Article B - Page b-18

                                                       Agreement Number 99006677

In each case, the management and control of the daily business operations must be by one or more disabled veterans. A disabled veteran is a veteran of the military, naval or air service of the United States with a service-connected disability of ten percent (10%) or more. "Management and control" in this context means exercising the power to make policy decisions and actively involved in the day-to-day management of the business and not merely acting as officers or directors.

         e. Supplier agrees that falsification or misrepresentation of, or failure to report a disqualifying change in, the MBE/WBE/DVBE status of Supplier or any subcontractor used by Supplier, or Supplier's failure to comply in good faith with any MBE/WBE/DVBE use goals established by Supplier, or Supplier's failure to cooperate in any investigation conducted by Buyer, or by Buyer's agent, to determine Supplier's compliance with this section, will constitute a material default of this Agreement.

     B-30.    MBE/WBE/DVBE Participation Plans and Reports

     a. Supplier commits to goals for the participation of MBE/WBE/DVBE firms (as defined in the "MBE/WBE/DVBE" clause) as follows: TBD% annual MBE
                                                             ---
participation;    TBD%  annual  WBE  participation;   and  TBD%  annual  DVBE
                  ---                                      ---
participation. These goals apply to all annual expenditures by any entity pursuant to this Agreement with Supplier.

     b. Attached hereto and incorporated herein as Exhibit B is Supplier's completed Prime Supplier MBE/WBE/DVBE Participation Plan ("Participation Plan") outlining its MBE/WBE/DVBE goals and specific and detailed plans to achieve those goals. Supplier will submit an updated Participation Plan annually by the first week in January. Supplier will submit MBE/WBE/DVBE Quarterly Results Reports ("Results Reports") by the end of the first week following the close of each quarter, using the form(s) attached hereto and incorporated herein as Exhibits B-1, B-2 and B-3, as applicable. Participation Plans and Results Reports will be submitted to the Prime Supplier Results Manager at the address listed on the forms attached hereto.

     B-31.    Most Favored Customer

     a. Supplier represents and warrants that all prices, benefits, warranties and other terms and conditions contained herein and in Schedules and Orders issued pursuant hereto are and will continue to be during the term of this Agreement for the same Products or Services, in similar quantity and under similar terms and conditions without subsidy, at least as favorable as those currently being and which will be offered by Supplier to any of its similarly situated customers.

     b. Supplier shall review and certify its compliance with this clause to Buyer annually. Should such annual review indicate that Buyer has not received the treatment to which Buyer is entitled, Supplier shall provide Buyer with Product or Service credits sufficient to fully compensate Buyer for differences.

                             Article B - Page b-19

                                                       Agreement Number 99006677

     c. Additionally, Supplier and Buyer agree to work together to improve the quality and price of Products and/or Services provided under this Agreement to their mutual benefit.

     B-32.    Nonexclusive Agreement

This Agreement is a nonexclusive agreement. It is expressly understood and agreed that this Agreement does not grant Supplier an exclusive privilege to provide to Buyer any or all Products or Services of the type described in this Agreement nor requires the purchase of any Products or Services from Supplier by Buyer. It is, therefore, understood that Buyer may contract with other manufactures and suppliers for the procurement or trial of comparable Products or Services and that Buyer may itself perform the Services described herein.

     B-33.    Non-Intervention

In connection with the provision of Products or Services by Supplier to Buyer, Supplier agrees that Supplier, either directly or indirectly, shall not intentionally attempt to influence any regulatory, legislative, or judicial body so as to prevent or delay the offering of products or services by Buyer which use the Products or Services supplied by Supplier.

     B-34.    No Third Party Beneficiaries

This Agreement is for the benefit of Buyer and Supplier and not for any other person.

     B-35.    Notices

Except as otherwise provided in this Agreement, or applicable Schedule or Order, all notices or other communications hereunder are deemed given when made in writing and delivered: (a) in person, (b) to an agent, such as an overnight or similar delivery service, or (c) via e-mail, and addressed as follows:

For Supplier:

To:      Larry Hanger, Vice President
         6655 Sugarloaf Parkway
         Duluth, Georgia  30097-4916
         e-mail:  larry@innotrac.com

For Buyer, as appropriate:


                             Article B - Page b-20

                                                       Agreement Number 99006677

For all matters

To:      * * *
         SBC Operations, Inc., General Contracting
         2600 Camino Ramon, Room 2E250
         San Ramon, California  94583
         e-mail:  * * *

For matters pertaining to Product approval:

To:      * * *
         Southwestern Bell Consumer Marketing
         530 McCullough, Room 7-K-01
         San Antonio, Texas  78215
         e-mail:  * * *

For Orders pertaining to Southwestern Bell Telephone Company:

To:      * * *
         Southwestern Bell Consumer Marketing
         530 McCullough, Room 7-P-05
         San Antonio, Texas  78215
         e-mail:  * * *

For Orders pertaining to Pacific Bell and/or Nevada Bell:

To:      * * *
         Pacific Bell Consumer Marketing
         2410 Camino Ramon, Suite 100
         San Ramon, California  94583
         e-mail:  * * *

For Orders pertaining to Southern New England Telecommunications Corp.:

To:      * * *
         SNET
         127 Washington Avenue
         North Haven, Connecticut  06473
         e-mail:  * * *

                  and


                              Article B - page 21

                                                       Agreement Number 99006677

         * * *
         SNET
         269B Lambert Road
         Orange, Connecticut  06477
         e-mail: * * *

The name and/or address to which notices or communications may be given by either party may be changed by written notice given by such party to the other pursuant to this section.

     B-36.    Order of Precedence

     a. In the event of a conflict or inconsistency between this Agreement and any Schedule, the Schedule shall control. Except for such Schedule, the terms of this Agreement shall not be deemed waived, amended or modified.

     b. In the event of a conflict or inconsistency between this Agreement and any Order, the Order shall control. Except for such Order, the terms of this Agreement shall not be deemed waived, amended or modified.

     c. In the event of a conflict or inconsistency between any Schedule and any Order, the Order shall control. Except for such Order, the terms of the Schedule shall not be deemed waived, amended or modified.

     B-37.    Publicity

Supplier shall not use Buyer's name or any language, pictures or symbols which could, in Buyer's judgment, imply Buyer's identity or endorsement by Buyer or any of its employees in any: (i) written, electronic or oral advertising or presentation or (ii) brochure, newsletter, book, electronic database or other written material of whatever nature, without Buyer's prior written consent (hereafter the terms (i) and (ii) in this clause shall be collectively referred to as "publicity matters"). Supplier will submit to Buyer for written approval, prior to publication, all publicity matters that mention or display Buyer's name and/or marks or contain language from which a connection to said name and/or marks may be inferred or implied.

     B-38.    Records and Audits

     a.  Supplier agrees that it will:

         (i) Maintain complete and accurate records of all amounts billable to and payments made by Buyer hereunder in accordance with generally accepted accounting principles and practices, uniformly and consistently applied in a format that will permit audit;

                             Article B - Page b-22

                                                       Agreement Number 99006677

         (ii) Retain such records and reasonable billing detail for a period of not less than three (3) years from the date of final payment for Products or Services (six (6) years for Southern New England Telecommunications Corp.);

         (iii) Provide reasonable supporting documentation to Buyer concerning any disputed invoice amount within thirty (30) calendar days after receipt of written notification of such dispute; and

         (iv) Maintain complete and accurate records of performance relative to all Service levels as specified in Article D ("Services"), if applicable, and retain such records for a period of not less than three (3) years.

     b. Buyer and Buyer's agent shall have reasonable access to Supplier's premises during normal business hours and at such other times as may be agreed upon by the parties in order to audit Supplier's performance of its obligations under this Agreement. This will include as applicable, but not be limited to, third party monitoring of contact with Buyer's customers, auditing of charges invoiced to Buyer, auditing of Supplier's compliance with Worker Agreement (Exhibit F) requirements, and assistance from Supplier's personnel and sufficient working space to enable Buyer to perform Quality Assurance Examinations and/or Process Surveillance and/or Inspection of Products and/or a review of Supplier's total quality program. Should Buyer request an audit, Supplier agrees to make available any pertinent records and files to Buyer.

     B-39.    Releases Void

Neither party shall require waivers or releases of any personal rights from representatives of the other in connection with visits to its premises and no such releases or waivers shall be pleaded by either party in any action or proceeding.

     B-40.    Remedies Cumulative

Any rights of cancellation, termination, or other remedies prescribed in this Agreement are cumulative and are not exclusive of any other remedies to which the injured party may be entitled, including but not limited to, the remedies of specific performance and cover; however, neither party shall retain the benefit of inconsistent remedies.

     B-41.    Severability


If any provision or any part of provision of this Agreement shall be invalid or unenforceable, such invalidity or non-enforceability shall not invalidate or render unenforceable any other portion of this Agreement. The entire Agreement will be construed as if it did not contain the particular invalid or

                             Article B - Page b-23

                                                       Agreement Number 99006677


unenforceable provision(s) and the rights and obligations of the Supplier and Buyer will be construed and enforced accordingly.

     B-42.    Subcontracting

     a.   Subcontracting by Supplier for Products and Services

         (i) Supplier shall subcontract for Products and Services under this Agreement only with subcontractors who have been approved by Buyer in writing.

         (ii) Supplier will be responsible for payment to such subcontractor for Services provided under this Agreement; except as required under Article D ("Services"), Supplier will not be responsible for the performance of such subcontractor.

     b.   Supplier Providing Services as a Subcontractor

Supplier may provide Services to Buyer or Buyer's customers as a subcontractor for other vendors operating under separate contracts with Buyer. In such cases, Supplier agrees that the terms and conditions of this Agreement apply and Supplier will be responsible to Buyer for their own performance.

     c. Supplier shall not restrict or limit the ability of any subcontractor retained in accordance with this Agreement to provide Products or Services for Buyer or Buyer's customers either directly or as a subcontractor for other vendors.

     B-43.    Survival

Buyer's and Supplier's obligations under this Agreement which by their nature would continue beyond the completion of performance, cancellation, or termination hereof, including, by way of illustration only and not limitation, those in the clauses entitled "Compliance With Laws," "Information," "Infringement," "Liability," "Publicity," "Releases Void," "Severability," and "Warranty", will survive the completion of performance, cancellation, or termination of this Agreement.

     B-44.    Time

Unless otherwise noted, it is mutually agreed that all references to "local time" refer to the time-zone(s) where Buyer and the affected customers of Buyer reside.

     B-45.    Work Done By Others

If any part of the Products or Services provided under this Agreement are dependent upon work done by others, Supplier shall inspect and promptly report to Buyer any defect that renders such other work unsuitable for Supplier's

                            Article B - page b-24

                                                       Agreement Number 99006677


proper performance. Supplier's silence shall constitute approval of such other work as it is fit, proper and suitable for Supplier's performance.

                             Article B - page b-25

                                                       Agreement Number 99006677

                                                     Article D
                                                     Services

Table of Contents - Article D
   D-1.     Acceptance or Rejection -Services..........................................................d-1
   D-2.     Buyer's Remorse -Services..................................................................d-1
   D-3.     Call Center................................................................................d-2
   D-4.     Customer Credit............................................................................d-3
   D-5.     Defective Products.........................................................................d-4
   D-6.     Documentation -Sales Aids..................................................................d-4
   D-7.     F.O.B......................................................................................d-5
   D-8.     Fulfillment Pricing........................................................................d-5
   D-9.     Liquidated Damages -Services...............................................................d-5
   D-10.    Orders.....................................................................................d-6
   D-11.    Packaging, Labeling & Shipment.............................................................d-6
   D-12.    Reports....................................................................................d-7
   D-13.    Representation.............................................................................d-7
   D-14.    Sales by Supplier..........................................................................d-7
   D-15.    Warranty -Services.........................................................................d-8


                          Table of Contents - Page vi

                                                       Agreement Number 99006677

                                Master Agreement
                                       for
                              Products and Services

                                    Article D
                                    Services

Article D contains provisions that apply to all Services provided under this Agreement, including fulfillment services and sales agency campaigns.
Fulfillment services encompass the full range of Services pertaining to providing Products to Buyer's customers. These Services include, but are not limited to: customer service and call center operation, Product shipment, after-sale support, buyer's remorse, and reporting. Sales agency campaigns are where Supplier is actively engaged in selling Products and/or Services to Buyer's customers through various programs that may include: coupons or redemption certificates, direct-mail ("DM") pieces, direct-mail, direct-response ("DMDR") pieces, out-bound telemarketing ("OTM"), and in-bound telemarketing ("ITM"). Sales agency campaigns may include fulfillment services.

     D-1. Acceptance or Rejection - Services

     a. Services performed by Supplier shall be deemed to be accepted by Buyer when Services are performed satisfactorily with promptness and diligence in a professional manner by qualified personnel in accordance with this Agreement and applicable Schedule. Payments, including progress payments, if any, shall not be construed as acceptance of Services performed up to the time of such payments. Buyer shall notify Supplier of any Services considered to be unsatisfactory within a reasonable period of time.

     b. If, prior to acceptance by Buyer, any of the Services are found to not be in strict conformance to this Agreement and the applicable Schedule and/or Order, in addition to the rights delineated under "Cancellation and Termination," Buyer shall have the right: (i) to reject the Services or (ii) require the performance or re-performance of such Services.

     D-2.     Buyer's Remorse - Services

     a. When notified of Buyer's customer's decision to return the Product(s) due to buyer's remorse in accordance with the "Buyer's Remorse" clause of this Agreement, Supplier will send to Buyer's customer within two (2) business days a pre-paid, pre-printed shipping label along with the return authorization number and shipping instructions at no charge to Buyer or Buyer's customer.

                              Article D - Page d-1

     b. Supplier agrees to issue notification daily to Buyer for each Product returned due to buyer's remorse reflecting: (i) name and telephone number of Buyer's customer, (ii) product returned, (iii) date received, and (iv) reason for return. The notification will be forwarded to the address provided in the "Notices" clause of this Agreement or as mutually agreed upon by the parties.

     c. In accordance with the "Invoicing & Payment" clause of this Agreement, Supplier agrees to credit Buyer the purchase price exclusive of the initial shipping & handling charge, as delineated in the applicable Schedule, for all Products returned under buyer's remorse.

     D-3.     Call Center

     a. Supplier agrees to operate a call center to provide after-sale support and telemarketing Services as applicable.

b. Unless changes are negotiated and included in a separately executed Schedule (Exhibit D), Supplier's hours of operation for the call center will be * * * to
* * * local time * * * and * * * local time * * * excluding the following holidays: * * *.

     c.   Supplier's   in-bound   call  center  will  be  staffed  with  trained
representatives who are courteous and professional and provide service to Buyer's customers that includes, as a minimum, the following:

          (i) a live contact in either English and Spanish within twenty (20) seconds for at least eighty percent (80%) of all calls as measured on a daily basis and within sufficient time for all calls to maintain an abandon rate of less than five percent (5%); and

          (ii) resolve Buyer's customer concerns in one call without the need to refer the caller elsewhere. Calls received that do not pertain to Products or Services provided by Supplier are to be referred to the appropriate party by way of an on-line transfer where Supplier's representative remains on the line until a live contact is reached.

     d. For outbound telemarketing, the parties agree as follows:

          (i)   Supplier's   call   center   will  be   staffed   with   trained
representatives who are courteous and professional; and

          (ii) caller identification ("Caller ID") information will be provided on all outbound calls. The Caller ID information displayed must contain a telephone number at which Supplier may receive telephone calls if Supplier

                              Article D - Page d-2
leaves a message on a telephone answering device or uses an ADAD that plays a recorded message when a connection is completed to a telephone number, irrespective of whether a message is left or an ADAD is used.

          (iii) Buyer may request and Supplier agrees to provide an audio recording of all customer contacts for a period of not less than one (1) year from the date of the contact(s).

     e. In accordance with the "Customer Contact" clause of this Agreement, Supplier agrees that all call center representatives will complete and sign the Worker Agreement (Exhibit F) prior to initiating calls to, or receiving calls from, Buyer's customers.

     f. The parties agree that Buyer will be allowed to monitor Supplier's call center for the purpose of evaluating Supplier's performance under this Agreement. Supplier agrees to provide Buyer with telephone numbers and access codes necessary to enable Buyer to so monitor calls.

     g. For after-sale support of Products fulfilled by Supplier:

          (i) Supplier shall provide Buyer's customers a toll-free telephone number to call for the call center. This ongoing support via telephone will be available to Buyer's customers from Supplier at no charge;

          (ii) this support will include all technical, operational, warranty and post-warranty questions and problems; and

          (iii) call center representatives will have successfully completed product-specific training.

     D-4.     Customer Credit

Supplier will credit Buyer's customers for Product returns as follows:

-------------------------------------------------------|---------------------|------------------------------
                                                       |                     |
                  Reason for Return                    | Product Credit to   | Shipping & Handling Credit
                                                       |      Customer       |         to Customer
                                                       |                     |
-------------------------------------------------------|---------------------|------------------------------
                                                       |                     |
(i)      Undeliverable, wrong address provided by      |                     |
Buyer (Product returned)                               |        * * *        |            * * *
-------------------------------------------------------|---------------------|------------------------------
                                                       |                     |
(ii)     Undeliverable, sent to wrong address, return  |                     |
to sender (Product returned)                           |        * * *        |            * * *
-------------------------------------------------------|---------------------|------------------------------

                              Article D - Page d-3


-------------------------------------------------------|---------------------|------------------------------
                                                       |                     |
(iii)    Undeliverable, customer refused shipment      |                     |
                                                       |        * * *        |            * * *
-------------------------------------------------------|---------------------|------------------------------
(iv)     Undeliverable, customer did not order Product |        * * *        |            * * *
-------------------------------------------------------|---------------------|------------------------------
(v)      Undeliverable, three attempts                 |        * * *        |            * * *
-------------------------------------------------------| --------------------|------------------------------
(vi)     Undeliverable, damaged                        |        * * *        |            * * *
-------------------------------------------------------|---------------------|------------------------------
(vii)    Wrong Product shipped                         |        * * *        |            * * *
-------------------------------------------------------|---------------------|------------------------------
(viii)   Product not received & not returned           |        * * *        |            * * *
-------------------------------------------------------|---------------------|------------------------------
(ix)     Buyer's remorse                               |        * * *        |            * * *
-------------------------------------------------------|---------------------|------------------------------
(x)      Wrong quantity - shipping error by Supplier   |        * * *        |            * * *
                                                       |                     |
-------------------------------------------------------|---------------------|------------------------------
(xi)     Wrong quantity - order error by Buyer         |        * * *        |            * * *
                                                       |                     |
-------------------------------------------------------|---------------------|------------------------------
(xii) Mis-delivered - wrong address provided by        |                     |
Buyer (Product not returned)                           |        * * *        |            * * *
-------------------------------------------------------|---------------------|------------------------------

     D-5.     Defective Products

     a. Buyer's customers may contact Supplier concerning any questions that may arise concerning repair, and if required, return of the Product.

     b. When the return of a defective Product, or Product suspected of being defective, by Buyer's customer is authorized within the warranty period, Supplier will send to Buyer's customer within one (1) business day a pre-paid, pre-printed shipping label along with shipping instructions to Buyer's customer at no charge to Buyer or Buyer's customer.

     D-6.     Documentation - Sales Aids

Supplier agrees to provide a reasonable quantity of sales aids for Buyer's service representatives at no additional charge. Sales aids for new or revised Products will be provided for Buyer's service representatives at least thirty
(30) days, or as mutually agreed in writing, prior to introduction of the new or revised Product(s). Provision of additional sales brochures will be agreed upon separately by the parties.

                              Article D - Page d-4

     D-7.     F.O.B.

The Products Ordered hereunder will be shipped F.O.B. destination to the "ship to" address provided by Buyer; Supplier is responsible for replacement of Products lost or damaged in shipment. Supplier will promptly notify Buyer in the event the Product is not delivered for whatever reason to Buyer's customer.

     D-8.     Fulfillment Pricing

When the parties mutually agree, fulfillment Services may be separately priced. When the parties so agree, a Pricing Agreement (Exhibit E) will be executed. It is agreed that such pricing will be the maximum price Supplier will charge for fulfillment Services related to Supplier providing Products to Buyer's customers.

     D-9.     Liquidated Damages - Services

Supplier recognizes the importance of meeting standards as specified in this Agreement and agrees to the following liquidated damage clause:

     a. Upon discovery of information indicating a reasonable certainty that standards will not be met, Supplier shall notify Buyer and provide information relating to the estimated deficiency. The parties shall work jointly toward development of a plan to resolve the deficiency and accommodate the circumstances. If the parties reach agreement on resolving the deficiency and Supplier fails to so resolve the deficiency, Buyer may: (i) cancel such Schedule or Order, or (ii) exercise its right to recover liquidated damages specified hereunder, or (iii) make additional accommodations subject however to cancellation if the deficiency is not resolved, whereupon Buyer may exercise its reserved right to recover liquidated damages. If the parties fail to reach agreement on resolving the deficiency, Buyer may exercise its right to recover liquidated damages specified hereunder.

     b. In the event Buyer exercises its right to recover liquidated damages, Supplier shall pay to Buyer as liquidated damages and not as a penalty:

          (i) for any Product that is not shipped within the standards of the "Packaging, Labeling & Shipment" clause of this Agreement, an amount equal to
 * * * for each day of delay from the original Order date;

          (ii) for any month in which Supplier's call center drops below standards, either responsiveness or abandon rate, an amount equal to * * * for each Product ordered during that month for each percentage point the call center responsiveness and/or abandon rate (cumulative percentage if both responsiveness and abandon rate are below standards) drops below standards for the first
* * * percentage points, * * * or each percentage point for the second * * * percentage points, * * * for each percentage point for the next * * * percentage points, and etc.;
and

                              Article D - Page d-5

         (iii) an amount equal to * * * for each invoice error in excess of standards during any month. When Products and Services are Ordered under this Agreement, the standards relative to liquidated damages for invoice errors will cumulatively apply to Products and Services but will not be duplicative.

     c. In amplification of the "Force Majeure" clause of this Agreement, it is agreed and understood that Seller will not be subject to liquidated damages when the cause of the deficiency is beyond the reasonable control of Supplier and without its fault or negligence, such as: in the case of delayed Product shipments when the cause of the delay is due to the equipment manufacturer's delay in making Product available for shipment; in the case of call center
standards  when  Products  supplied  by  the  equipment   manufacturer  have  an
excessively high defect rate and it can be shown that the deficiency is attributable to the correspondingly high volume of incoming calls; or in the case of call center standards when the volume of incoming calls exceeds mutually agreed upon written projections by greater than ten percent (10%).

     d. At Buyer's option, such amount shall be paid to Buyer in cash or in the form of a credit on a going-forward basis exercisable by Buyer as a setoff against any sums which may be or become owing from Buyer to Supplier.

     D-10.    Orders

     a. Buyer and Supplier agree that Orders will be sent via electronic data interchange ("EDI") in accordance with Exhibit C (EDI) or, if EDI is not operational, by facsimile transmission.

     b. The Orders will specify: (i) a description of the Product, inclusive of any numerical/alphabetical identification, (ii) the price, (iii) the address to which the Product is to be shipped, and (iv) the name and telephone number of Buyer's customer.

     D-11.    Packaging, Labeling & Shipment

When Products are made available for shipment by the equipment manufacturer, Supplier agrees to provide fulfillment Services that include, as a minimum, the following:


     a. Package, mark and label the Products in a standard format as agreed to by the parties. Furnish adequate protective packaging at no additional charge;

     b.   Attach a complete shipping label with each shipment;

                              Article D - Page d-6

     c. Ship Orders to Buyer's customers that are made available by Buyer for receipt by Supplier through EDI, or received by Supplier via facsimile transmission, not later than the next business day;

     d. Ship Orders complete to Buyer's customers. Supplier will ship Orders using a method that ensures delivery of Product within three (3) business days following shipment of Order; and

     e.   Ship to the destination designated in the Order.

     D-12.    Reports

     a. At the beginning of each month, Supplier agrees to provide a report to Buyer, distinguishing between Buyer and each Affiliate, providing the following information for the previous month:

          (i) shipment report by product delineating on-time shipments and late shipments with length of the delay and reason.

          (ii) return rate by product and reasons for returns.

          (iii) call center report by language summarizing call volume, response time (percent answered within twenty seconds and average time to respond), abandon rate, and reasons for calls.

     b. Supplier agrees to provide additional reports as may be periodically and reasonably requested by Buyer.

     D-13.    Representation

Supplier may refer to itself during the term of this Agreement as an "Authorized Representative of Buyer" solely in connection with the Services set forth in this Agreement. Immediately upon cancellation or termination of this Agreement or governing Schedule, Supplier shall cease representing itself as a "Authorized Representative of Buyer."

     D-14.    Sales by Supplier

When Buyer's customers contact Supplier's call center and request reasonable quantities of additional Products or Services covered under this Agreement from Supplier, either of their own initiative or in response to an approved offer by Supplier, Supplier may endeavor to complete the sale. If Supplier is does not complete the sale, Supplier is to refer Buyer's customer to the appropriate Buyer's Service Center. If Supplier does complete the sale, the sale is covered under this Agreement as if made by Buyer and the file containing the details of

                              Article D - Page d-7
the sale will be sent to Buyer via a mutually acceptable means, such as reverse EDI, and included by Supplier on the monthly invoice to Buyer. Supplier may not sell Products or Services not covered under this Agreement to Buyer's customers who contact Supplier's call center.

     D-15.    Warranty - Services

Supplier warrants to Buyer that any Services provided hereunder will be performed in a first-class, workmanlike manner, with the care, skill and diligence, and in accordance with the applicable standards currently recognized in Supplier's profession or industry. If Supplier fails to meet applicable professional standards, Supplier will, without additional compensation, correct or revise any errors or deficiencies in the Services furnished hereunder.

                               Article D - Page 8

                                                       Agreement Number 99006677

          Signature Page

         IN WITNESS HEREOF, the parties have caused this Agreement to be executed by their respective duly authorized representatives.


Innotrac Corporation


Signature:                 /s/ Scott Dorfman

Printed Name:              Scott Dorfman

Title:                     President

Date:                      ______________________________________________




SBC Operations, Inc.


Signature:                 * * *

Printed Name:              * * *

Title:                     * * *


Date:                      ______________________________________________



                                 Signature Page

                                                       Agreement Number 99006677


                                    Exhibit A
                   Executive Orders and Associated Regulations

Work under this contract may be subject to the provisions of certain Executive Orders, federal laws, state laws, and associated regulations governing performance of this contract including, but not limited to: Executive Order 11246, Executive Order 11625, Executive Order 11701, and Executive Order 12138,
Section 503 of the Rehabilitation Act of 1973 as amended and the Vietnam Era Veteran's Readjustment Assistance Act of 1974. To the extent that such Executive Orders, federal laws, state laws, and associated regulations apply to the work under this contract, and only to that extent, Contractor agrees to comply with the provisions of all such Executive Orders, federal laws, state laws, and associated regulations, as now in force or as may be amended in the future, including, but not limited to the following:

     1.   EQUAL EMPLOYMENT OPPORTUNITY DUTIES AND
          PROVISIONS OF GOVERNMENT CONTRACTORS

In accordance with 41 C.F.R. Section 60-1.4(a), the parties incorporate herein by this reference the regulations and contract clauses required by that section, including but not limited to, Contractor's agreement that it will not discriminate against any employee or applicant for employment because of race, color, religion, sex, or national origin. The Contractor will take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex, or national origin.

     2.   AGREEMENT OF NON SEGREGATED FACILITIES

In accordance with 41 C.F.R. Section 60-1.8, Contractor agrees that it does not and will not maintain or provide for its employees any facilities segregated on the basis of race, color, religion, sex, or national origin at any of its establishments, and that it does not and will not permit its employees to perform their services at any location, under its control, where such segregated facilities are maintained. The term "facilities" as used herein means waiting rooms, work areas, restaurants and other eating areas, time clocks, rest rooms, wash rooms, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees; provided, that separate or single-user restroom and necessary dressing or sleeping areas shall be provided to assure privacy between the sexes.

                               Exhibit A - Page 1

     3.   AGREEMENT OF AFFIRMATIVE ACTION PROGRAM

Contractor agrees that it has developed and is maintaining an Affirmative Action Plan as required by 41 C.F.R. Section 60-1.4(b).

     4.   AGREEMENT OF FILING

Contractor agrees that it will file, per current instructions, complete and accurate reports on Standard Form 100 (EE0-1), or such other forms as may be required under 41 C.F.R. Section 60-1.7(a).

     5.   AFFIRMATIVE ACTION FOR HANDICAPPED PERSONS AND
          DISABLED VETERANS, VETERANS OF THE VIETNAM ERA

In accordance with 41 C.F.R. Section 60-250.20, and 41 C.F.R. Section 60-741.20, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of government contracts and subcontracts.

     6.   UTILIZATION OF SMALL, SMALL DISADVANTAGED AND
          WOMEN-OWNED SMALL BUSINESS CONCERNS

As prescribed in 48 C.F.R., Ch. 1, 19.708(a):

     a. It is the policy of the United States that small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women shall have the maximum practicable opportunity to participate in performing contracts let by any Federal agency, including contracts and sub-contracts for systems, assemblies, components, and related services for major systems. It is further the policy of the United States that its prime contractors establish procedures to ensure the timely payment amounts due pursuant to the terms of the subcontracts with small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women.

     b. The Contractor hereby agrees to carry out this policy in the awarding of subcontracts to the fullest extent consistent with efficient contract performance. The Contractor further agrees to cooperate in any studies or surveys as may be conducted by the United States Small Business Administration or the awarding agency of the United States as may be necessary to determine the extent of the Contractor's compliance with this clause.

     c. As used in this contract, the term small business concern shall mean a small business as defined pursuant to section 3 of the Small Business Act and relevant regulations promulgated pursuant thereto. The term small business concern owned and controlled by socially and economically disadvantaged

                               Exhibit A - Page 2
individuals shall mean a small business concern: (1) which is at least 51 percent unconditionally owned by one or more socially and economically disadvantaged individuals, or, in the case of any publicly owned business, at least 51 percent of the stock of which is unconditionally owned by one or more socially and economically disadvantaged individuals; and (2) whose management and daily business operations are controlled by one or more such individuals. This term also means small business concern that is at least 51 percent unconditionally owned by an economically disadvantaged Indian tribe or Native Hawaiian Organization, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one of these entities which has its management and daily business controlled by members of an economically disadvantaged Indian tribe or Native Hawaiian Organization, and which meets the requirements of 13 CRF part 124. The Contractor shall presume that socially and economically disadvantaged individuals include Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, Subcontinent Asian Americans, and other minorities, or any other individual found to be disadvantaged by the Administration pursuant to section 8(a) of the Small business Act. The Contractor shall presume that socially and economically disadvantaged entities also include Indian Tribes and Native Hawaiian Organizations.

     d. The term "small business concern owned and controlled by women" shall mean a small business concern: (1) which is at least 51 percent owned by one or more women, or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and (2) whose management and daily business operations are controlled by one or more women; and

     e. Contractors acting in good faith may rely on written representations by their sub-contractors regarding their status as a small business concern, a small business concern owned and controlled by socially and economically disadvantage individuals or a small business concern owned and controlled by women.

     7.   SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED
          SMALL BUSINESS SUB-CONTRACTING PLAN

The sub-contractor will adopt a plan similar to the plan required by 48 CFR Ch. 1 at 52.219-9.

                               Exhibit A - Page 3

                                    Exhibit B
                 Prime Supplier MBE/WBE/DVBE Participation Plan

--------------------------------------------------------------------------------
|                                PRIME SUPPLIER                                |
|                        MBE/WBE/DVBE PARTICIPATION PLAN                       |
--------------------------------------------------------------------------------

PRIME SUPPLIER NAME:__________________________________________________________

ADDRESS:______________________________________________________________________

TELEPHONE NUMBER:_____________________________________________________________

DESCRIBE GOODS OR SERVICES BEING PROVIDED UNDER THIS AGREEMENT:

==============================================================================
------------------------------------------------------------------------------

DESCRIBE YOUR M/WBE-DVBE OR SUPPLIER DIVERSITY PROGRAM AND THE PERSONNEL DEDICATED TO THAT PROGRAM:

===============================================================================
-------------------------------------------------------------------------------

THE FOLLOWING, TOGETHER WITH ANY ATTACHMENTS IS SUBMITTED AS AN MBE/WBE/DVBE PARTICIPATION PLAN.

1.   GOALS

     A.   WHAT ARE YOUR MBE/WBE/DVBE PARTICIPATION GOALS?

         o     MINORITY BUSINESS ENTERPRISES (MBEs)
                -------------%



                               Exhibit B - Page 1

         o     WOMEN BUSINESS ENTERPRISES (WBEs)
                -------------%

         o     DISABLED VETERANS BUSINESS
                -------------%

                ENTERPRISES (DVBEs)

     B. WHAT IS THE ESTIMATED ANNUAL VALUE OF THIS CONTRACT WITH PACIFIC BELL? ______________

          SOUTHWESTERN BELL TELEPHONE COMPANY ("SWBT")? ______________

          OTHER SBC AFFILIATE? ______________
                  Note: Indicate dollar award(s) as it applies to this contract (i.e., Pacific Bell, SWBT and/or Affiliate).

     C.   WHAT ARE THE DOLLAR AMOUNTS OF YOUR PROJECTED
           MBE/WBE/DVBE PURCHASES?

          o    MINORITY BUSINESS ENTERPRISES (MBEs)
               -------------
          o    WOMEN BUSINESS ENTERPRISES (WBEs)  _____________
          o    DISABLED VETERANS BUSINESS
                  -------------
                 ENTERPRISES (DVBEs)

   *SEE MBE/WBE/DVBE CANCELLATION CLAUSE IN AGREEMENT FOR DEFINITIONS OF MBE,
    WBE, AND DVBE

2.   LIST  THE  PRINCIPAL   GOODS  AND/OR  SERVICES  TO  BE   SUBCONTRACTED   TO
     MBE/WBE/DVBEs OR DELIVERED THROUGH MBE/WBE/DVBE VALUE ADDED RESELLERS.

==============================================================================
------------------------------------------------------------------------------

                               Exhibit B - Page 2

                   DETAILED PLAN FOR USE OF MBEs/WBEs/DVBEs AS
                   -------------------------------------------
               SUBCONTRACTORS, DISTRIBUTORS, VALUE ADDED RESELLERS
               ---------------------------------------------------

For every product and service you intend to use, provide the following information:
(attach additional sheets if necessary)

------------------------------------------------------------------------------------------------------------------------
            Company name             |   Classification    | Products/Services   |      $ Value        | Date to Begin
                                     |   (MBE/WBE/DVBE)    |   to be provided    |                     |
-------------------------------------|---------------------|---------------------|---------------------|----------------
-------------------------------------|---------------------|---------------------|---------------------|----------------
                                     |                     |                     |                     |
-------------------------------------|---------------------|---------------------|---------------------|----------------
                                     |                     |                     |                     |
-------------------------------------|---------------------|---------------------|---------------------|----------------
                                     |                     |                     |                     |
-------------------------------------|---------------------|---------------------|---------------------|----------------
                                     |                     |                     |                     |
-------------------------------------|---------------------|---------------------|---------------------|----------------
                                     |                     |                     |                     |
-------------------------------------|---------------------|---------------------|---------------------|----------------
                                     |                     |                     |                     |
-------------------------------------|---------------------|---------------------|---------------------|----------------

     3. SELLER AGREES THAT IT WILL MAINTAIN ALL NECESSARY DOCUMENTS AND RECORDS TO SUPPORT ITS EFFORTS TO ACHIEVE ITS MBE/WBE/DVBE
              PARTICIPATION GOAL(S). SELLER ALSO ACKNOWLEDGES THAT IT IS RESPONSIBLE FOR IDENTIFYING, SOLICITING AND QUALIFYING MBE/WBE/DVBE SUBCONTRACTORS, DISTRIBUTORS AND VALUE ADDED RESELLERS.


                               Article B - Page 3

4. THE FOLLOWING INDIVIDUAL, ACTING IN THE CAPACITY OF MBE/WBE/DVBE COORDINATOR FOR SELLER, WILL:
               o       ADMINISTER THE MBE/WBE/DVBE PARTICIPATION PLAN,
               o       SUBMIT MBE/WBE/DVBE QUARTERLY RESULTS REPORTS,
               o SUBMIT AN UPDATED MBE/WBE/DVBE PARTICIPATION PLAN ANNUALLY BY THE FIRST WEEK IN JANUARY TO THE PRIME SUPPLIER RESULTS MANAGER AT THE ADDRESS LISTED BELOW, AND
               o COOPERATE IN ANY STUDIES OR SURVEYS AS MAY BE REQUIRED IN ORDER TO DETERMINE THE EXTENT OF COMPLIANCE BY THE SELLER WITH THE PARTICIPATION PLAN.

               NAME: (PRINTED) _______________________________________________

               TITLE:_________________________________________________________

               TELEPHONE NUMBER:______________________________________________

               AUTHORIZED SIGNATURE:__________________________________________

               DATE:__________________________________________________________

     SUBMISSION ADDRESS FOR ANNUAL UPDATES:

     SUPPLIER DIVERSITY MANAGER
     PRIME SUPPLIER PROGRAM MANAGER
     2600 CAMINO RAMON, ROOM 1E050
     SAN RAMON, CALIFORNIA  94583        FAX # (925) 867-4414

                               Exhibit B - Page 4

                                                       Agreement Number 99006677

                      SOUTHWESTERN BELL TELEPHONE COMPANY
                     MBE/WBE/DVBE QUARTERLY RESULTS REPORT

NOTE: Subcontracting & Value Added Reseller Results should reflect ONLY MBE/WBE/DVBE dollars directly traceable to SOUTHWESTERN BELL TELEPHONE COMPANY purchases DURING THE REPORT QUARTER. (If reporting results for Pacific Bell and/or Nevada Bell, Complete Exhibit B-2) (If reporting results for Southern New England Telecommunications, Complete Exhibit B-3).


-----------------------------------------------------------------------------------------------------------------------------------
1.  REPORTING COMPANY:                        2.  CONTRACT/       3.  REPORT QUARTER:
                                                   WORK ORDER         This report reflects the use of Minority Business Enterprise/
      Name:____________________________            NUMBER:            Woman Business Enterprise/Disabled Veterans Enterprise
   Address:____________________________                               participation for period
   City, State, Zip:___________________        ________________       ____________________through
    Telephone:_________________________        (If available)         ___________________________
                                                                       (Please indicate dates)
------------------------------------------------------------------------------------------------------------------------------------
                    PARTICIPATION GOAL                     |                        PARTICIPATION ACHIEVEMENT
-----------------------------------------------------------------------------------------------------------------------------------
4.                                                         |             5.                                       Actual for Quarter
                                                           |                                         MBE         WBE        DVBE
                                        ANNUAL GOAL        |        Subcontracting Dollars   $          $           $
                                        -----------
                                                           |                                 ----------------------------------
Percent of Total       MBE         WBE        DVBE         |        Value Added Reseller
SWBT Purchases               %           %          %      |        Dollars                  $          $           $
                    ----------------------------------     |                                 ----------------------------------
                                                           |        Total Purchase
                                                           |        Dollars                  $
                                                           |                                 ----------------------------------
                                                           |
                                                           |        Percent of Total
                                                           |        Purchases                         %           %          %
                                                           |                                 ----------------------------------
                                                           |
-----------------------------------------------------------------------------------------------------------------------------------
                                        VALUE ADDED RESELLER* RESULTS
-----------------------------------------------------------------------------------------------------------------------------------

*Supplier   who   purchases   products/services   from  an  original   equipment
manufacturer  or other prime  supplier for resale and provides  enhancements  or added value to the basic product. (Attach additional sheets if necessary)

6.
                                                                                                       TOTAL DOLLARS:

                                                                                   |===============================================
  Name:                                                    |        ETHNIC/GENDER: |       MOKA           TEXAS         TOTAL SWBT
                                                           |                       |===============================================
-----------------------------------------------------------------------------------|-------------|-----------------|---------------
                Address:___________________________________________________________|
      City, State, Zip: ___________________________________________________________|
            Telephone: ____________________________________________________________|
    Goods or Services:  ___________________________________________________________


                                                                                                      TOTAL DOLLARS:

                                                                                   |===============================================
  Name:                                                    |        ETHNIC/GENDER: |       MOKA           TEXAS         TOTAL SWBT
                                                           |                       |===============================================
-----------------------------------------------------------------------------------|-------------|-----------------|---------------
                Address:___________________________________________________________|
      City, State, Zip: ___________________________________________________________|
            Telephone: ____________________________________________________________|
    Goods or Services:  ___________________________________________________________

                             Exhibit B-1 -- Page 1


-----------------------------------------------------------------------------------------------------------------------------------
     7.  REPORTING COMPANY           Name:
                                           -----------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                         SOUTHWESTERN BELL TELEPHONE COMPANY SUBCONTRACTING RESULTS
-----------------------------------------------------------------------------------------------------------------------------------
     8.    MBE/WBE/DVBE SUBCONTRACTOR(S)
           (ATTACH ADDITIONAL SHEETS IF NECESSARY)
           ---------------------------------------------------------------

                                                                                                       TOTAL DOLLARS:

                                                                                           ========================================
     Name:                                             |  ETHNIC/GENDER:  |     RC(S):     |      MOKA       TEXAS      TOTAL SWBT
                                                       |                  | (If available) ========================================
                                                       |                  |                |              |            |
     ---------------------------------------------------------------------|----------------|--------------|------------|-----------
             Address:_____________________________________________________|________________|______________|____________|___________
           City, State, Zip: _____________________________________________|________________|______________|____________|___________
           Telephone:_____________________________________________________|________________|______________|____________|___________
          Goods or Services:______________________________________________|________________|______________|____________|___________



                                                                                                       TOTAL DOLLARS:

                                                                                           ========================================
     Name:                                             |  ETHNIC/GENDER:  |     RC(S):     |      MOKA       TEXAS      TOTAL SWBT
                                                       |                  | (If available) ========================================
                                                       |                  |                |              |            |
     ---------------------------------------------------------------------|----------------|--------------|------------|-----------
             Address:_____________________________________________________|________________|______________|____________|___________
           City, State, Zip: _____________________________________________|________________|______________|____________|___________
           Telephone:_____________________________________________________|________________|______________|____________|___________
          Goods or Services:______________________________________________|________________|______________|____________|___________

                                                                                                       TOTAL DOLLARS:

                                                                                           ========================================
     Name:                                             |  ETHNIC/GENDER:  |     RC(S):     |      MOKA       TEXAS      TOTAL SWBT
                                                       |                  | (If available) ========================================
                                                       |                  |                |              |            |
     ---------------------------------------------------------------------|----------------|--------------|------------|-----------
             Address:_____________________________________________________|________________|______________|____________|___________
           City, State, Zip: _____________________________________________|________________|______________|____________|___________
           Telephone:_____________________________________________________|________________|______________|____________|___________
          Goods or Services:______________________________________________|________________|______________|____________|___________



===================================================================================================================================
    9.  CONTACT:  (Print or Type)
                                                                   I      HEREBY
CERTIFY THAT THE ABOVE INFORMATION IS TRUE AND CORRECT.

            Name: _________________________________________             SIGNATURE:__________________________________

           Title: _________________________________________                  DATE:__________________________________

         Address:_________________________________________

City, State, Zip:_________________________________________                    TELEPHONE # :
                                                                                            =============================

-----------------------------------------------------------------------------------------------------------------------------------
     10. THIS SUMMARY REPORT SHOULD BE MAILED TO:
                           SUPPLIER DIVERSITY PROGRAM
                                                       PRIME SUPPLIER PROGRAM MANAGER
                                                       2600 CAMINO RAMON, ROOM 1E050
                                                        SAN RAMON, CALIFORNIA 94583       FAX # (925) 867-4414

     NOTE: QUESTIONS AND/OR REQUESTS FOR ASSISTANCE MAY BE REFERRED TO THE PRIME SUPPLIER PROGRAM MANAGER AT (925) 823-7048.
-----------------------------------------------------------------------------------------------------------------------------------

                             Exhibit B-1 -- Page 2

                           PACIFIC BELL & NEVADA BELL
                      MBE/WBE/DVBE QUARTERLY RESULTS REPORT

NOTE: SUBCONTRACTING & VALUE ADDED RESELLER RESULTS SHOULD REFLECT ONLY MBE/WBE/DVBE DOLLARS DIRECTLY TRACEABLE TO PACIFIC BELL OR NEVADA BELL PURCHASES DURING THE REPORT QUARTER. IF REPORTING RESULTS FOR BOTH PACIFIC BELL AND NEVADA BELL, COMPLETE SEPARATE EXHIBIT B-2S.

  (IF REPORTING FOR SOUTHWESTERN BELL TELEPHONE COMPANY, COMPLETE EXHIBIT B-1)

(IF REPORTING FOR SOUTHERN NEW ENGLAND TELECOMMUNICATIONS, COMPLETE EXHIBIT B-3)

----------------------------------------------------------------------------------------------------------------------------------
     1.  REPORTING COMPANY:         |2.  CONTRACT/       |3.  REPORT QUARTER:
                                    |     WORK ORDER     |    This report reflects the utilization of Minority Business Enterprise/
            Name:__________________ |       NUMBER:      |    Woman Business Enterprise/Disabled Veterans Enterprise
         Address:__________________ |                    |    participation for period
City,  State,  Zip:__________________  | _____________  |  _____________________
       through     Telephone:__________________     |    (If     available)    |
       _____________________________
                                    |                    |          (Please indicate dates)
-----------------------------------------------------------------------------------------------------------------------------------
                        PARTICIPATION GOAL                                              PARTICIPATION ACHIEVEMENT
-----------------------------------------------------------------------------------------------------------------------------------
     4.                                                           |5.                                       ACTUAL FOR QUARTER
                                                                  |                                      MBE        WBE        DVBE
                                                ANNUAL GOAL       |         Subcontracting Dollars   $           $          $
                                                -----------       |
                                                                  |                                  ------------------------------
     Percent of Total           MBE         WBE        DVBE       |         Value Added Reseller
     Pacific Bell Purchases           %           %          %    |         Dollars                  $           $          $
                            -----------------------------------   |                                  ------------------------------
     Nevada Bell Purchases            %           %          %    |         Total Purchase
                            -----------------------------------   |
                                                                  |         Dollars                  $
                                                                  |                                  ------------------------------
     Note:  submit results for Pacific Bell or Nevada             |
     Bell.  Use separate Exhibit B2s if reporting                 |         Percent of Total
     results from both Pacific Bell and Nevada Bell.              |         Purchases                      %          %           %
                                                                  |                                  ------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                          VALUE ADDED RESELLER* RESULTS
-----------------------------------------------------------------------------------------------------------------------------------
         *SUPPLIER WHO PURCHASES  PRODUCTS/SERVICES  FROM AN ORIGINAL  EQUIPMENT
         MANUFACTURER   OR  OTHER  PRIME   SUPPLIER   FOR  RESALE  AND  PROVIDES
         ENHANCEMENTS  OR ADDED VALUE TO THE BASIC PRODUCT.  (ATTACH  ADDITIONAL
         SHEETS IF NECESSARY)

     6.
                                                                   |         ETHNIC/GENDER:         |        TOTAL DOLLARS:
                                                                   |                                |
            Name:__________________________________________________________________________________________________________________
         Address:__________________________________________________________________________________________________________________
 City, State, Zip:_________________________________________________________________________________________________________________
        Telephone: ________________________________________________________________________________________________________________
Goods or Services: ________________________________________________________________________________________________________________



                                                                   |         ETHNIC/GENDER:         |        TOTAL DOLLARS:
                                                                   |                                |
            Name:__________________________________________________________________________________________________________________
         Address:__________________________________________________________________________________________________________________
 City, State, Zip:_________________________________________________________________________________________________________________
        Telephone: ________________________________________________________________________________________________________________
Goods or Services: ________________________________________________________________________________________________________________

                             Exhibit B-2 -- Page 1


-----------------------------------------------------------------------------------------------------------------------------------
     7.  REPORTING COMPANY                       Name:_______________________________________________

-----------------------------------------------------------------------------------------------------------------------------------
                                              PACIFIC BELL/NEVADA BELL SUBCONTRACTING RESULTS
-----------------------------------------------------------------------------------------------------------------------------------
     8.  MBE/WBE/DVBE SUBCONTRACTOR(S)
       (ATTACH ADDITIONAL SHEETS IF NECESSARY)

                                                              |   ETHNIC/GENDER:|      ARC(S):     |     TOTAL DOLLARS:
                                                              |                 |  (If available)  |
                 Name:__________________________________________________________|__________________|___________________
              Address:__________________________________________________________|__________________|___________________
     City, State, Zip:__________________________________________________________|__________________|___________________
            Telephone:__________________________________________________________|__________________|___________________
    Goods or Services:  ________________________________________________________\__________________|___________________


                                                              |   ETHNIC/GENDER:|      ARC(S):     |     TOTAL DOLLARS:
                                                              |                 |  (If available)  |
                 Name:__________________________________________________________|__________________|___________________
              Address:__________________________________________________________|__________________|___________________
     City, State, Zip:__________________________________________________________|__________________|___________________
            Telephone:__________________________________________________________|__________________|___________________
    Goods or Services:  ________________________________________________________\__________________|___________________

                                                              |   ETHNIC/GENDER:|      ARC(S):     |     TOTAL DOLLARS:
                                                              |                 |  (If available)  |
                 Name:__________________________________________________________|__________________|___________________
              Address:__________________________________________________________|__________________|___________________
     City, State, Zip:__________________________________________________________|__________________|___________________
            Telephone:__________________________________________________________|__________________|___________________
    Goods or Services:  ________________________________________________________\__________________|___________________



    9.  CONTACT:  (Print or Type)
                                                                   I      HEREBY
CERTIFY THAT THE ABOVE INFORMATION IS TRUE AND CORRECT.

             Name:___________________________________              SIGNATURE:_____________________________________

             Title:__________________________________              DATE: _________________________________________

          Address:__________________________________

  City, State, Zip:__________________________________                    TELEPHONE # :
                                                                                      ==========================

-----------------------------------------------------------------------------------------------------------------------------------
     10. THIS SUMMARY REPORT SHOULD BE MAILED TO:

                                             SUPPLIER DIVERSITY PROGRAM
                                             PRIME SUPPLIER PROGRAM MANAGER
                                             2600 CAMINO RAMON, ROOM 1E050
                                             SAN RAMON, CALIFORNIA 94583       FAX # (925) 867-4414


          NOTE: QUESTIONS AND/OR REQUESTS FOR ASSISTANCE MAY BE REFERRED TO THE PRIME SUPPLIER PROGRAM MANAGER AT (925) 823-7048.
-----------------------------------------------------------------------------------------------------------------------------------

                             Exhibit B-2 -- Page 2

                                  Exhibit B-3
                    SOUTHERN NEW ENGLAND TELECOMMUNICATIONS
                      MBE/WBE/DVBE QUARTERLY RESULTS REPORT

NOTE: SUBCONTRACTING & VALUE ADDED RESELLER RESULTS SHOULD REFLECT ONLY MBE/WBE/DVBE DOLLARS DIRECTLY TRACEABLE TO SOUTHERN NEW ENGLAND TELECOMMUNICATIONS PURCHASES DURING THE REPORT QUARTER.

     IF REPORTING RESULTS FOR Southwestern Bell Telephone Company, complete
                                  Exhibit B-1)
  (IF REPORTING FOR both Pacific Bell and/or Nevada Bell,  complete Exhibit B-2)

----------------------------------------------------------------------------------------------------------------------------------
     1.  REPORTING COMPANY:         |2.  CONTRACT/       |3.  REPORT QUARTER:
                                    |     WORK ORDER     |    This report reflects the utilization of Minority Business Enterprise/
            Name:__________________ |       NUMBER:      |    Woman Business Enterprise/Disabled Veterans Enterprise
         Address:__________________ |                    |    participation for period
City,  State,  Zip:__________________  | _____________  |  _____________________
       through     Telephone:__________________     |    (If     available)    |
       _____________________________
                                    |                    |          (Please indicate dates)
-----------------------------------------------------------------------------------------------------------------------------------
                        PARTICIPATION GOAL                                              PARTICIPATION ACHIEVEMENT
-----------------------------------------------------------------------------------------------------------------------------------
     4.                                                           |5.                                       ACTUAL FOR QUARTER
                                                                  |                                      MBE        WBE        DVBE
                                                ANNUAL GOAL       |         Subcontracting Dollars   $           $          $
                                                -----------       |
                                                                  |                                  ------------------------------
     Percent of Total           MBE         WBE        DVBE       |         Value Added Reseller
     SNET Purchases                   %           %          %    |         Dollars                  $           $          $
                            -----------------------------------   |                                  ------------------------------
     Nevada Bell Purchases            %           %          %    |         Total Purchase
                            -----------------------------------   |
                                                                  |         Dollars                  $
                                                                  |                                  ------------------------------
                                                                  |
                                                                  |         Percent of Total
                                                                  |         Purchases                      %          %           %
                                                                  |                                  ------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                          VALUE ADDED RESELLER* RESULTS
-----------------------------------------------------------------------------------------------------------------------------------
         *SUPPLIER WHO PURCHASES  PRODUCTS/SERVICES  FROM AN ORIGINAL  EQUIPMENT
         MANUFACTURER   OR  OTHER  PRIME   SUPPLIER   FOR  RESALE  AND  PROVIDES
         ENHANCEMENTS  OR ADDED VALUE TO THE BASIC PRODUCT.  (ATTACH  ADDITIONAL
         SHEETS IF NECESSARY)

     6.
                                                                   |         ETHNIC/GENDER:         |        TOTAL DOLLARS:
                                                                   |                                |
            Name:__________________________________________________________________________________________________________________
         Address:__________________________________________________________________________________________________________________
 City, State, Zip:_________________________________________________________________________________________________________________
        Telephone: ________________________________________________________________________________________________________________
Goods or Services: ________________________________________________________________________________________________________________



                                                                   |         ETHNIC/GENDER:         |        TOTAL DOLLARS:
                                                                   |                                |
            Name:__________________________________________________________________________________________________________________
         Address:__________________________________________________________________________________________________________________
 City, State, Zip:_________________________________________________________________________________________________________________
        Telephone: ________________________________________________________________________________________________________________
Goods or Services: ________________________________________________________________________________________________________________

                             Exhibit B-3 -- Page 1


-----------------------------------------------------------------------------------------------------------------------------------
     7.  REPORTING COMPANY                       Name:_______________________________________________

-----------------------------------------------------------------------------------------------------------------------------------
                                           SOUTHERN NEW ENGLAND TELECOMMUNICATIONS SUBCONTRACTING RESULTS
-----------------------------------------------------------------------------------------------------------------------------------
     8.  MBE/WBE/DVBE SUBCONTRACTOR(S)
       (ATTACH ADDITIONAL SHEETS IF NECESSARY)

                                                              |   ETHNIC/GENDER:|      ARC(S):     |     TOTAL DOLLARS:
                                                              |                 |  (If available)  |
                 Name:__________________________________________________________|__________________|___________________
              Address:__________________________________________________________|__________________|___________________
     City, State, Zip:__________________________________________________________|__________________|___________________
            Telephone:__________________________________________________________|__________________|___________________
    Goods or Services:  ________________________________________________________\__________________|___________________


                                                              |   ETHNIC/GENDER:|      ARC(S):     |     TOTAL DOLLARS:
                                                              |                 |  (If available)  |
                 Name:__________________________________________________________|__________________|___________________
              Address:__________________________________________________________|__________________|___________________
     City, State, Zip:__________________________________________________________|__________________|___________________
            Telephone:__________________________________________________________|__________________|___________________
    Goods or Services:  ________________________________________________________\__________________|___________________

                                                              |   ETHNIC/GENDER:|      ARC(S):     |     TOTAL DOLLARS:
                                                              |                 |  (If available)  |
                 Name:__________________________________________________________|__________________|___________________
              Address:__________________________________________________________|__________________|___________________
     City, State, Zip:__________________________________________________________|__________________|___________________
            Telephone:__________________________________________________________|__________________|___________________
    Goods or Services:  ________________________________________________________\__________________|___________________



    9.  CONTACT:  (Print or Type)
                                                                   I      HEREBY
CERTIFY THAT THE ABOVE INFORMATION IS TRUE AND CORRECT.

             Name:___________________________________              SIGNATURE:_____________________________________

             Title:__________________________________              DATE: _________________________________________

          Address:__________________________________

  City, State, Zip:__________________________________                    TELEPHONE # :
                                                                                      ==========================

-----------------------------------------------------------------------------------------------------------------------------------
     10. THIS SUMMARY REPORT SHOULD BE MAILED TO:

                                             SUPPLIER DIVERSITY PROGRAM
                                             PRIME SUPPLIER PROGRAM MANAGER
                                             2600 CAMINO RAMON, ROOM 1E050
                                             SAN RAMON, CALIFORNIA 94583       FAX # (925) 867-4414


          NOTE: QUESTIONS AND/OR REQUESTS FOR ASSISTANCE MAY BE REFERRED TO THE PRIME SUPPLIER PROGRAM MANAGER AT (925) 823-7048.
-----------------------------------------------------------------------------------------------------------------------------------

                             Exhibit B-3 -- Page 2

                            Agreement Number 99006677


                                    Exhibit C
                        Electronic Data Interchange (EDI)

          1.       DEFINITIONS

"Data" _____________________ Orders, acknowledgments, invoices, payments and other data electronically transmitted by either party to the other as authorized hereunder, including but not limited to the transaction sets described herein. Each party shall transmit Data in complete format.

          2.       SCOPE

         a. This Exhibit shall apply to Data electronically transmitted by either party to the other.

         b. The parties agree that: (i) hard copies of Data or other non-electronically transmitted Data may be used during testing periods or in the event of a power or equipment failure, and (ii) Data mechanically stored by either party in the course of business shall constitute acceptable documentation of the contents of the Data electronically transmitted by the originating party.

          3.       GARBLED TRANSMISSIONS

If any Data is received in an unintelligible, electronically unreadable, or garbled form, the receiving party shall promptly notify the originating party (if identifiable from the received Data) in a reasonable manner. In the absence of such notice, the originating party's record of the contents of such Data shall control.

          4.       METHOD OF EXCHANGE

         a. Exchange of Data will be made by direct electronic or computer systems communication between Buyer and Supplier or by indirect communications using a Value-Added Network ("VAN") to translate, forward or store such Data. The parties agree to execute the exchange of Data in a mutually acceptable media.

         b. Either party may choose to contract with one or more VANs to carry and/or translate and/or transmit Data between the parties hereto, provided the VAN selected conforms to the standards set forth in this Exhibit. Either party may modify its election to use, not use or change a VAN used to translate, forward or store Data covered by this Exhibit upon 30 days prior written notice to the other party.

                               Exhibit C - Page 1

         c. Each party shall be responsible for the costs of any VAN with which it contracts, unless prior written agreement is received by the other party..

          5.       PROPER RECEIPT

         a. Data shall not be deemed to have been properly received, and no Data shall give rise to any obligation hereunder, until accessible to the receiving party at such party's receipt computer either directly or through such party's designated VAN. Each party's receipt computer may be changed upon reasonable written notice.

         b. Upon proper receipt of any Data, the receiving party shall transmit a functional acknowledgment to the sending party in the form and within the time agreed upon by both parties. Such functional acknowledgment shall constitute conclusive evidence that Data has been properly received.

         c. If acceptance of Data is required, any such Data which has been properly received shall not give rise to any obligation unless and until the party initially transmitting such Data has properly received in return an acceptance document.

          6.       SIGNATURES

Each party will incorporate into each EDI transmission it sends an electronic identification consisting of symbol(s) or code(s) ("Signature"). Each party agrees that any predetermined Signature of such party included in or affixed to any EDI transmission shall be sufficient to verify such party originated, "signed" and "executed" such transmission. No party shall disclose to any unauthorized person the Signatures of the parties hereto.

          7.       STATUTE OF FRAUDS

         a. The parties hereto expressly agree that all Data transmitted pursuant to this Exhibit shall be deemed to be a "writing" or "in writing" for purposes of the applicable Uniform Commercial Code (UCC). Any such Data containing or having affixed to it a Signature shall be deemed for all purposes:
(i) to have been "signed" and "executed" and (ii) to constitute an "original" when printed from electronic files or records established and maintained in the normal course of business.

         b. The parties further agree that: (i) the provisions of the UCC 2-201 (Statute of Frauds) shall not apply to these electronic transactions, (ii) these electronic transactions shall be deemed to satisfy the legal formalities regarding that the agreements be in writing, and (iii) computer maintained records when produced in hard copy form shall constitute business records, and shall be admissible as evidence to the same extent as other generally recognized business records.

                               Exhibit C - Page 2

          8.       SYSTEM OPERATION - SOFTWARE

         a. Each party shall, at its own expense, provide and maintain the equipment, software systems, services and testing necessary to effectively and reliably transmit and receive Data.

         b. The type and version of software each party will implement and maintain on their respective receipt computer to transmit and receive Data shall be set forth by mutual agreement. Either party may elect to update said software with a more current version, as may be deemed necessary from time to time, upon 30 day prior written notice to the other party.

          9.       SYSTEM SECURITY - CONFIDENTIALITY

         a. Each party, at its own expense, shall implement and use security procedures which are reasonably sufficient to ensure that all Data is authorized and to protect records and Data from improper or unauthorized access. Neither party shall disclose to third parties the identity, nature or content of any such security devices without the express written consent of the other party.

         b.  Information   contained  in  any  Data  transmission  or  otherwise
exchanged between the parties shall be considered confidential.

         c. Each party shall ensure that each agreement entered into with selected VANs includes provisions to protect all records and Data from improper or unauthorized access, and designate all transmissions through said VAN as confidential in nature.

          10.      TRANSACTIONS - STANDARDS

The parties agree to electronically exchange Data to the maximum extent practical. Parties agree to transmit said Data using the form and method outlined in applicable EDI industry standard publications or using mutually acceptable alternatives.


                               Exhibit C - Page 3

                                                       Agreement Number 99006677


                                    Exhibit D
                                 Sample Schedule

          1.       Effective Date

This Schedule is effective upon signature by both parties. The Products and/or Services being provided to Buyer by Seller under this Schedule will start on or
about: __________________, and end on or about:   _____________________.

          2.       Description of Products and/or Services



          3. Deliverables and Associated Materials and Services to be Provided by Seller

Seller, or their approved subcontractor, will:



          4.       Materials and Services to be Provided by Buyer

Buyer will:



          5.       Schedule of Rates and Charges

For Products, Exhibit E "Pricing Agreement" as may be modified by the parties, applies.

                               Exhibit D - Page 1

          6.       Location of Services




          7.       Approved Subcontractors, if any




          8.       Account Manager


This does not supersede the Notices provision in the Agreement, but for day-to-day operational matters contact:


                                       Supplier                      Buyer

Name:

Telephone Number:

Pager Number:
------------------------------------------------------------------------------

          9.       Special Terms or Conditions


The following special terms and conditions apply to this Schedule:



                               Exhibit D - Page 2

          10.      Acceptance

         IN WITNESS WHEREOF, the parties have caused this Schedule to be executed by their respective duly authorized representatives.


Supplier, Inc.


Signature:                 ___________________________________


Printed Name:              ___________________________________


Title:                     ___________________________________


Date:                      ___________________________________





SBC Operations, Inc.


Signature:                 ___________________________________


Printed Name:              ___________________________________


Title:                     ___________________________________


Date:                      ___________________________________


                               Exhibit D - Page 3

                                                       Agreement Number 99006677

                                    Exhibit E
                                Pricing Agreement

          1.       Effective Date

The effective date of this Pricing Agreement is:
                   upon signature by both parties
                   -------------------------------

     2.       Product Price - N/A

     3.       Fulfillment Price

----------------------------------------------------------------------------------------------------------
Description                                                                                     Fulfillment Price
                                                                                                      Each
------------------------------------------------------------------------------------------- ----------------------
Fulfillment of Caller ID adjunct units for Pacific Bell customers                                     * * *
------------------------------------------------------------------------------------------- ----------------------
Fulfillment of Caller ID telephone units for Pacific Bell customers                                   * * *
------------------------------------------------------------------------------------------- ----------------------
Shipping for Caller ID adjunct and telephone units for Pacific Bell customers                         * * *
------------------------------------------------------------------------------------------- ----------------------
Inventory  carrying  fee for Caller ID adjunct and  telephone  units for Pacific
Bell  customers -  applicable  only to product  inventory  that is  purchased by
Innotrac at the request of Pacific Bell
and Innotrac assumes product return risk                                                               * * *
------------------------------------------------------------------------------------------- -----------------------
Shipping & handling for Caller ID adjunct units for Southwestern Bell customers                        * * *
------------------------------------------------------------------------------------------- -----------------------
Shipping & handling for Caller ID telephone units for Southwestern Bell customers                      * * *
------------------------------------------------------------------------------------------- -----------------------


                              Exhibit E -- Page 1

          4.       SPECIAL TERMS OR CONDITIONS.

The following special terms and conditions apply to this Pricing Agreement:

1. Southwestern Bell is conducting a trial whereby the Buyer's Remorse period has been increased to sixty (60) days. Buyer agrees that prospective customers will, during the initial sales contact, only be advised regarding their rights to return Product(s) they purchase within thirty (30) days of receipt of the Product(s) and the second thirty (30) day buyer's remorse period will be treated as "silent." Negotiations concerning the trial including timeframe and pricing are on-going.

2. Pacific Bell will be conducting a trial whereby their customers will receive a pre-paid Product return label with their Product. Negotiations concerning the trial including timeframe and pricing are on-going.

3. Implementation of Article D, section D-5b is pending further negotiation. Until such time as the parties agree, the requirements for sending a pre-paid return label for warranty repair or replacement are held in abeyance.

          5.       PREVIOUS PRICING AGREEMENTS


This Pricing Agreement cancels and supercedes all previously executed Pricing Agreements between the parties.


                             Signature Page follows


                               Exhibit E - Page 2

          6.       Acceptance


         IN WITNESS WHEREOF, the parties have caused this Pricing Agreement to be executed by their respective duly authorized representatives.


Innotrac Corporation


Signature:                 ______________________________________________

Printed Name:              Scott Dorfman

Title:                     President

Date:                      ______________________________________________


SBC Operations, Inc.


Signature:                 * * *

Printed Name:              * * *

Title:                     * * *

Date:                      ______________________________________________


                              Exhibit E -- Page 3

                                   Exhibit F


                                Worker Agreement

1. This Agreement is between SBC and the individual named below ("Worker") who will provide services for the benefit of SBC under the terms and conditions of the agreement named below between SBC and Worker's employer ("Supplier") as an employee or independent contractor of Supplier. This Agreement covers Worker's services to be provided for the benefit of SBC.

2. Worker acknowledges and agrees that Worker's opportunity to work for the benefit of SBC and receive payment for the same are contingent on Worker's acceptance and compliance with the provisions of this Agreement.

3. Worker understands that during the course of Worker's work with SBC, Worker may have access to "Information" that belongs to SBC, its customers, or other parties and may be subject to laws regarding secrecy of communications and that unauthorized disclosure of such Information may be harmful or prejudicial to the interest of SBC. Such "Information" may be in written, graphic or other tangible form. The term "Information" includes, but is not limited to: all proposals, research, records, reports, recommendations, manuals, findings, evaluations, forms, reviews, information, or other material or data originated or prepared by Supplier in the performance under the agreement named below between SBC and Supplier. Additionally, the term "Information" includes customer information that includes, but is not limited to: customer name, address, phone number, information concerning a customer's calling patterns, unlisted customer numbers, aggregate customer data with individual identifying information deleted, and "customer proprietary network information" which includes information available to SBC by virtue of the SBC's relationship with it's customers as a provider of telecommunications service and may include: the quantity, technical configuration, location, type, destination, amount of use of telecommunications service subscribed to, and information contained on the telephone bills of SBC's customers pertaining to telephone exchange service or telephone toll service received by a customer of SBC. Worker acknowledges and agrees:

     a. That all such Information remains the exclusive property of SBC and Worker agrees to return all copies of such Information to SBC at SBC's request;

     b. That unless such Information was previously known to Worker free of any obligation to keep it confidential, or has been or is subsequently made public by SBC or a third party, it shall be kept confidential by Worker, shall be used only in performing under the agreement named below between SBC and Supplier, and may not be used for other purposes except such terms as may be agreed upon between SBC and Supplier in writing;

                               Exhibit F - Page 1

     c. Not to disclose, copy, publish, or in any way use, directly or indirectly, such Information for Worker's purposes or the purposes of others, unless such disclosure or use is required for the performance of services for SBC under this Agreement or unless such disclosure or use is expressly authorized in writing by SBC;

     d. To keep such Information in a secure environment to prevent the inadvertent disclosure of such Information to others; and

     e. Upon the cancellation or termination of this Agreement to promptly deliver to Supplier all Information furnished to Worker in connection with the performance of Services under this Agreement.

4. Worker understands that during the course of Worker's engagement with SBC, Worker may have contact with SBC's customer(s). Worker acknowledges and agrees:

     a. That contact by Worker of SBC's customer(s) shall be solely for the purpose of performing under the agreement named below between SBC and Supplier;

     b. That prior to Worker initiating contact (outbound calling only) in any form with SBC's customer(s) pursuant to this Agreement, Worker must be in receipt of a script, creative media or recital, as applicable, approved by SBC, that details specifically what will be communicated during the contact with SBC's customer(s);

     c. That during contact (outbound calling only) with SBC's customer(s), Worker will not change or otherwise deviate from the approved script, creative media or recital without the prior written approval of SBC; and


     d. Not to use any "customer proprietary network information" as defined in paragraph 3 of this Agreement to market or otherwise sell equipment to SBC's customers. This equipment includes, but is not limited to, various telephone sets and adjunct devices.

     5. Worker agrees to not engage in any fraudulent practices, including, but not limited to, cramming or slamming.

     a. cramming occurs when charges for products or services a customer hasn't ordered or may not have ever received appear on their bill.

     b. slamming is the unauthorized and illegal changing of a consumer's or business' telecommunications service provider without his or her knowledge or permission. It can affect local and long-distance service provider choices.

                              Exhibit F -- Page 2

6. This Agreement shall be effective as of the date executed below, and shall remain in effect notwithstanding Worker's termination of employment with Supplier or termination of Worker's engagement with SBC.

7. The interpretation of this Agreement shall be governed by the laws of the State of Missouri.

8. In the event that a court of competent jurisdiction rules that any portion of this Agreement is invalid or unenforceable, then the remaining portions shall remain in full force and effect.



Worker:  ___________________________________  Date:  ___________
                       Signature

         -----------------------------------
                       Print Name

Name of Supplier:  Innotrac Corporation
                 --------------------------------
Number of agreement between SBC and Supplier:

99006677
------------------

Effective Date of such agreement:  _____________________


                              Exhibit F -- Page 3